As filed with the Securities and Exchange Commission on October 30, 2023

Securities Act File No. 333-274044

Investment Company Act File No. 811-23894

UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 1
Post-Effective Amendment No. ☐
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. ☐

PGIM Credit Income Fund

(Exact Name of Registrant as Specified in Charter)

655 Broad Street, Newark, NJ 07102-4410

(Address of Principal Executive Office)

(Registrant’s Telephone Number, including Area Code): (973) 802-5032

Claudia DiGiacomo, Esq.
PGIM Investments LLC
655 Broad Street, Newark, NJ 07102-4410

(Name and Address of Agent for Service)

With Copies to:

Benjamin C. Wells, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017	Ryan P. Brizek, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, D.C. 20001

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effectiveness until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED OCTOBER 30, 2023

PGIM CREDIT INCOME FUND

CLASS Z COMMON SHARES ([Ticker Symbol])

CLASS A COMMON SHARES ([Ticker Symbol])

CLASS C COMMON SHARES ([Ticker Symbol])

The Fund. PGIM Credit Income Fund, a Delaware statutory trust (the “Fund”), is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) that continuously offers its common shares of beneficial interest, par value $0.001 per share (“Common Shares”), and is operated as an “interval fund.”

PGIM Investments LLC (the “Manager” or “PGIM Investments”) will serve as the investment manager to the Fund and has engaged its affiliate, PGIM, Inc. (“PGIM”), together with PGIM Limited (together with PGIM, the “Subadvisers”), an indirect wholly-owned subsidiary of PGIM, as subadvisers to provide day-to-day management of the Fund’s portfolio, primarily through PGIM Fixed Income, a business unit within PGIM.

Investment Objective. The Fund’s investment objective is to seek total return, through a combination of current income and capital appreciation.

Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, across a wide array of credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets, and employing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including but not limited to corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund has flexibility to actively adjust allocations over time while adapting to the market and economic environment without any explicit duration target or liquidity limitations. The Fund may invest without limit in both investment grade debt securities and in below investment grade debt securities (which are commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers.

Interval Fund/Repurchases. The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Fund’s Board of Trustees (the “Board”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares on the repurchase request deadline at the net asset value per Common Share as of the repurchase pricing date. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). Subject to Board approval, Repurchase Request Deadlines are expected to occur each February, May, August and November, and Repurchase Offer Notices are expected to be sent each January, April, July and October preceding each such Repurchase Request Deadline. The Fund expects the first repurchase offer to be issued in [                ]. The date on which the repurchase price for Common Shares is determined will be generally on or about the 15th day of the following month, but shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). See “Periodic Repuchase Offers” and “Risks — Repurchase Offers Risk” for additional information regarding repurchase offers and related risks.

Securities Offered. The Fund currently intends to offer three classes of its Common Shares, on a continuous basis, designated as Class Z (“Class Z Shares”), Class A (“Class A Shares”) and Class C (“Class C Shares”). The Fund may offer additional classes of its Common Shares in the future.

No Secondary Market.

•	The Common Shares have no history of public trading, nor is it currently intended that the Common Shares will be listed on any public exchange or any other trading market in the near future.

•	No organized secondary market is expected to develop for the Common Shares.

•	Even though the Fund will make quarterly repurchase offers for its outstanding Common Shares (currently intended to be limited to 5% of its outstanding Common Shares per quarter), investors should consider Common Shares of the Fund to be an illiquid investment.

•	There is no guarantee that you will be able to sell your Common Shares at any given time or in the quantity that you desire.

•	There is no assurance that the Fund will be able to maintain a certain level of, or at any particular time make any, distributions to shareholders.

•	An investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

•	We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources.

•	Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Manager or its affiliates, that may be subject to reimbursement to the Manager or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

•	Such distributions may constitute return of capital and also reduce an investor’s adjusted tax basis in the Common Shares, thereby increasing the investor’s potential taxable gain or reducing the potential taxable loss on the sale of Common Shares. Any capital returned to holders of Common Shares through distributions will be distributed after payment of fees and expenses.

•

The Fund intends to invest in floating rate loans of private companies for which very little public information exists. Such companies are also generally more vulnerable to economic downturns and may experience substantial variations in operating results.

Sales Load. An investor in Class A Shares will pay a sales load of up to 3.25% on the amounts it invests. If you pay the maximum aggregate 3.25% sales load, you must experience a total return on your net investment of [__]% in order to recover such sales charges.

Investing in the Common Shares involves certain risks. See “Risks” beginning on page 59 of this prospectus.

	Offering Price(1)	Maximum Sales Load	Proceeds to Fund(1)
Class Z Common Shares, par value $0.001 per share
Class A Common Shares, par value $0.001 per share
Class C Common Shares, par value $0.001 per share
Total		$

(1)	Offering and organizational expenses prior to the Fund commencing its offering of the Common Shares are estimated to be approximately $[____]. The Manager has agreed to pay the Fund’s organizational and offering expenses relating to the initial sale of Common Shares in this offering (“Initial Organization and Offering Costs”). Following the launch of the Fund, the Fund will bear its ongoing offering expenses, subject to a specified expense cap and reimbursement limitations, as described below. Pursuant to an Expense Limitation and Reimbursement Agreement, for three years from effectiveness of the Fund’s registration statement (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses, including organizational and offering expenses (excluding the Initial Organization and Offering Costs), among other expenses as specified in this prospectus (“Specified Expenses”) will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

(continued on the following page)

Leverage. The Fund currently expects to utilize leverage through reverse repurchase agreements and may also obtain leverage through credit default swaps, dollar rolls, and through borrowings, such as bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board of Trustees may authorize the issuance of preferred shares without the approval of holders of Common Shares (“Common Shareholders”). If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the common shareholders, and these costs and expenses may be significant. The Fund intends to utilize reverse repurchase agreements, dollar rolls, borrowings and other forms of leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on PGIM’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. By using leverage, the Fund seeks to obtain a higher return for Common Shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.

Investment Manager. PGIM Investments, the Fund’s investment manager and a registered investment adviser under the Investment Advisers Act of 1940, will provide administrative and management services to the Fund, subject to the supervision of the Board. PGIM Investments is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”) (NYSE:PRU) that was organized in 1987. As of September 30, 2023, PGIM Investments’ total assets under management were approximately $[__] billion.

Subadvisers. PGIM, an indirect, wholly-owned subsidiary of Prudential that was organized in 1984, together with PGIM Limited, will serve as the Fund’s investment subadvisers. PGIM is the global asset management business of Prudential. The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. As of September 30, 2023, PGIM managed approximately $[___] trillion in assets.

PGIM Fixed Income is a global asset manager of PGIM focused on fixed income investment strategies, with $[__] billion in assets under management as of September 30, 2023, and is the unit of PGIM that provides fixed income investment advisory services.*

PGIM Fixed Income’s investment strategies include but are not limited to the following categories: multi-sector strategies, investment-grade credit, securitized products, leveraged finance, emerging markets strategies and alternative strategies. PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.

PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of September 30, 2023, PGIM Limited managed approximately $[___] billion in assets.

* PGIM Fixed Income’s assets under management includes the assets under management of PGIM Limited.

Investing in the Fund involves certain risks, and is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares. The Common Shares should be viewed as a long-term investment within a multi-asset personal portfolio, and should not be viewed individually as a complete investment program. Because of the risks associated with investing in [_] and using leverage, an investment in the Fund may be considered speculative. You could lose some or all of your investment. See “Risks” below in this prospectus.

The Manager has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of shares. The Fund will offer three separate classes of Common Shares designated as Class Z, Class A and Class C Shares. Each class of Common Shares is subject to different fees and expenses. The Fund may offer additional classes of Common Shares in the future.

The Fund does not currently intend to list its Common Shares for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. Investors should consider Common Shares of the Fund to be an illiquid investment. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares, as described in “Interval Fund/Repurchases” above. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. A Statement of Additional Information, dated [____], as it may be amended (the “SAI”), containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge. You may also obtain the SAI and other information regarding the Fund on the SEC’s website at http://www.sec.gov. For a free copy of the Fund’s most recent SAI, annual report or semi-annual report or to request other information or ask questions about the Fund, please write to the Fund at 655 Broad Street, Newark, NJ 07102-4410 or call toll-free at (800) 451-6788 or visit the Fund’s website, when available, at www.pgim.com. This reference to the website does not incorporate the contents of the website into this prospectus.

As permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent by mail, except to investors that specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, when available, at www.pgim.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 451-6788 to let the Fund know you wish to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Fund complex if you invest directly with the Fund.

The Common Shares do not represent a deposit or obligation of and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated [_], 2023.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	2
SUMMARY OF FUND EXPENSES	26
THE FUND	28
USE OF PROCEEDS	28
INVESTMENT OBJECTIVES AND STRATEGIES	29
LEVERAGE	56
RISKS	59
MANAGEMENT AND ADVISORY ARRANGEMENTS	73
CONTROL PERSONS	75
NET ASSET VALUE	76
DISTRIBUTIONS	76
DISTRIBUTION REINVESTMENT PLAN	77
DESCRIPTION OF SHARES	78
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST	79
PERIODIC REPURCHASE OFFERS	81
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	83
PLAN OF DISTRIBUTION	87
CUSTODIAN AND TRANSFER AGENT	94
LEGAL MATTERS	94
REPORTS TO COMMON SHAREHOLDERS	94
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	94
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION	i

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

Website Disclosure

The Fund’s website, when available, at www.pgim.com, will contain additional information about the Fund, but the contents of the website are not incorporated by reference in or otherwise a part of this prospectus. From time to time, the Fund may use its website as a distribution channel for material Fund information.

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PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the PGIM Credit Income Fund (the “Fund”). You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”), especially the information under the heading “Risks.”

The Fund

The Fund, a Delaware statutory trust, is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) that continuously offers its common shares of beneficial interest, par value $0.001 per share (“Common Shares”), and is operated as an “interval fund.”

The Manager has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of shares. The Fund will offer three separate classes of Common Shares designated as Class Z, Class A and Class C Shares. Each class of Common Shares is subject to different fees and expenses. The Fund may offer additional classes of Common Shares in the future.

The business operations of the Fund are managed and supervised under the direction of the Board of Trustees (the “Board” and the members thereof, the “Trustees”), subject to the Investment Company Act, the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust (“Declaration of Trust”). The Board is comprised of four Trustees, a majority of whom are not “interested persons” (as defined in the Investment Company Act) of the Fund (“Independent Trustees”). The Board has overall responsibility for the management and supervision of the business operations of the Fund.

PGIM Investments LLC (the “Manager” or “PGIM Investments”) will serve as the investment manager to the Fund. The Manager has engaged its affiliate, PGIM, Inc. (“PGIM”), together with PGIM Limited (together with PGIM, the “Subadvisers”), an indirect wholly-owned subsidiary of PGIM, as investment subadvisers to provide day-to-day management of the Fund’s portfolio, primarily through PGIM Fixed Income, a business unit within PGIM. See “The Fund.”

The Offering

The Fund’s Class Z, Class A and Class C Common Shares are being offered initially at an offering price of $[        ], $[        ] and $[        ] per share, respectively. The minimum initial investment is $1,000 for Class A and Class C Common Shares. The minimum subsequent investment is $100 for Class A and Class C Common Shares. There is no minimum initial investment or subsequent investment amount for Class Z Common Shares. The Common Shares are expected to be offered on a continuous basis thereafter at net asset value (“NAV”) per share. Proceeds from the offering will be held by the Fund’s custodian.

Common Shares of the Fund are being offered initially through Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), on a “best efforts” basis. For additional information regarding each class of Common Shares please see “Plan of Distribution – Common Shares” in this prospectus. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Common Shares. However, as described below, in order to provide some liquidity to shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Common Shares.

Periodic Repurchase Offers	The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV, reduced by any applicable redemption fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV on the repurchase request deadline at the net asset value per Common Share as of the repurchase pricing date. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). Subject to Board approval, Repurchase Request Deadlines are expected to occur each February, May, August and November, and Repurchase Offer Notices are expected to be sent each January, April, July and October preceding each such Repurchase Request Deadline. The Fund’s Common Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Common Shares. Accordingly, you may not be able to sell Common Shares when and/or in the amount that you desire. Investors should consider Common Shares of the Fund to be an illiquid investment. Thus, the Common Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Risks — Repurchase Offers Risk.” The Fund may impose a redemption fee of 2.00% to Class Z, Class A and Class C Common Shares that are accepted for repurchase by the Fund and have been held by the investor for less than twelve months.

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Who May Want to Invest	An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

Investment Objective	The Fund’s investment objective is to seek total return, through a combination of current income and capital appreciation.

Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, across a wide array of credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets, and employing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including but not limited to corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund has flexibility to actively adjust allocations over time while adapting to the market and economic environment without any explicit duration target or liquidity limitations. The Fund may invest without limit in both investment grade debt securities and in below investment grade debt securities (which are commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers.

The Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of debt instruments of varying maturities (the “80% policy”). The Fund will not change its 80% policy without providing sixty (60) days’ notice to shareholders, as required by Rule 35d-1 under the Investment Company Act of 1940.

Portfolio Management Strategies

In managing the Fund’s assets, the Subadvisers use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems.  In the top-down economic analysis, the Subadvisers develop views on economic, policy and market trends while considering, among other things, market conditions, valuation assessments and economic outlook.

With PGIM’s macroeconomic analysis as the basis for top-down investment decisions, the Fund expects to focus on seeking attractive risk-adjusted returns across multiple credit sectors. The Fund may choose to focus on particular sectors across countries or regions, asset classes, industries and to the exclusion of others at any time and from time to time based on market conditions and other factors. Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PGIM generally selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals. The fundamental and relative value assessment within credit sectors draws on PGIM’s sector Portfolio Manager and analyst insights. PGIM attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide positive risk-adjusted returns based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure. PGIM also attempts to identify investments that may appreciate in value based on PGIM’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally. PGIM utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques.

Portfolio construction focuses on capturing the best firm-wide total return investment ideas achieved from capital appreciation or current income. Additionally, PGIM incorporates proprietary risk framework designed to focus risk in areas of potential reward and to manage downside risks.

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PGIM relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s sector portfolio managers utilize this information in an attempt to minimize credit risk and/or to identify issuers, industries or sectors that they believe are undervalued and/or that offer potentially attractive yields relative to PGIM’s assessment of their credit characteristics. In its bottom-up credit research, the Subadvisers assess potential investments based on deep level fundamental research, relative value, technical and legal analysis. The credit research process is supported by the firm’s extensive credit and industry knowledge and market presence with companies and financial sponsors.

The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below “investment grade” by at least one of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but determined by PGIM to be of comparable quality. “Investment grade” means a rating, in the case of Moody’s, of Baa3 or higher, or in the case of S&P and Fitch, of BBB- or higher. The Fund may invest in securities of stressed or distressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations or, if unrated, are determined by PGIM to be of comparable quality. The Fund may also invest in defaulted securities and debtor-in-possession financings. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may use derivatives, including credit default swaps, to manage its duration, as well as to manage its foreign currency exposure, to hedge against losses, and to try to improve returns. The Fund may be either the buyer or seller in credit default swap transactions. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap from the seller, who, in turn, generally will recover an amount significantly lower than the equivalent face amount of the obligations of the reference entity, whose value may have significantly decreased, through (i) physical delivery of such obligations by the buyer, (ii) cash settlement or (iii) an auction process. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

While duration is not explicitly targeted, it is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to five year range), as calculated by the Manager, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PGIM may also utilize certain strategies including, without limitation, investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

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Portfolio Contents

Debt instruments may include, without limitation, bonds, debt securities and other similar instruments of varying maturities, issued by various U.S. and foreign (non-U.S.) public or private-sector entities; asset-backed securities issued on a public or private basis (including agency and non-agency residential mortgage-backed securities and commercial mortgage-backed securities, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities); corporate debt securities of U.S. and non-U.S. issuers; securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); bank loans (including, among others, senior loans, mezzanine loans, delayed funding loans, revolving credit facilities, covenant-lite obligations and loan participations and assignments); and loans held and/or originated by private financial institutions or PGIM, including commercial and residential mortgage loans, corporate loans and consumer loans (such as credit card receivables, automobile loans and student loans) (“private credit assets”).

The rate of interest on an income-producing instrument may be fixed, floating or variable. At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in obligations of stressed and distressed issuers as well as in defaulted securities and debtor-in-possession financings. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed instruments, including the equity or “first loss” tranche.

The Fund’s investments in derivatives transactions (e.g., any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, referred to collectively as “derivatives”) that have investment exposure similar to debt instruments or provide investment exposure to one or more market risk factors associated with debt instruments will be counted toward satisfaction of the 80% policy in accordance with Rule 35d-1 under the Investment Company Act. See “—Investment Strategies” for additional information regarding the Fund’s 80% policy.

The Fund may seek to originate loans, specifically through direct lending to companies or corporations, including foreign (non-U.S.) entities, which may be in the form of, without limitation, corporate loans or other types of loans, which may be in the form of secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. Such borrowers may have credit ratings that are determined by one or more nationally recognized statistical rating organizations (“NRSROs”) or PGIM to be below investment grade. The loans the Fund originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law or the Fund’s fundamental investment restrictions and related interpretations. The Fund’s origination of loans may also be limited by the Fund’s intention to qualify as a regulated investment company (“RIC”).

The Manager and PGIM have received an exemptive order from the SEC that permits the Fund, among other things, to co-invest with certain other persons, including certain affiliates of the Manager and the Subadvisers, in certain private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), subject to certain terms and conditions. However, to the extent the Fund seeks to engage in transactions in reliance on this relief, the exemptive order contains certain conditions that may limit or restrict the Fund’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent.

The Fund may invest in securities of U.S. issuers and foreign (non-U.S.) issuers, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund may invest without limit in instruments of corporate and other foreign (non-U.S.), including emerging market, issuers and in instruments traded principally outside of the U.S. The Fund may also invest directly in foreign currencies, including currencies of emerging market countries.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Subject to applicable limits under the 1940 Act, the Fund may also invest in equity such as the common stocks, common shares of other investment companies (including those advised by PGIM), such as open-end or closed-end management investment companies and exchange-traded funds, and equity securities of real estate investment trusts (“REITs”), including equity the Fund has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interest issued by public or private issuers.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may invest in securities of companies with any market capitalization, including small, medium and large capitalizations.

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The Offering	The Fund currently intends to offer three classes of its Common Shares, on a continuous basis: Class Z Common Shares (“Class Z Shares”), Class A Common Shares (“Class A Shares”) and Class C Common Shares (“Class C Shares”). The Fund may offer additional classes of its Common Shares in the future. The Manager obtained exemptive relief from the SEC that permits the Fund to issue multiple classes of Common Shares.

Class Z Shares will be continuously offered at the Fund’s net asset value (“NAV”) per share, plus, in the case of Class A Shares, a maximum sales load of up to 3.25% of the offering price. Holders of Class Z Shares, Class A Shares and Class C Shares have equal rights and privileges with each other, except that Class Z Shares and Class C Shares do not pay a sales load, and that the Fund does not pay any servicing or distribution fees with respect to Class Z Shares. See “—Distribution and Servicing Plan” and “Summary of Fund Expenses” for information on servicing and distribution fees. Class Z Shares and Class C Shares are not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of such shares to their selling agents. Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose on each class of Common Shares.

Proceeds from the offering will be held by the Fund’s custodian and available to fund investments. No arrangements have been made to place such proceeds in an escrow, trust or similar account. The Fund generally expects to invest the proceeds from the offering within three months from receipt thereof, subject to the availability of appropriate investment opportunities consistent with the Fund’s investment objective and market conditions.

The Fund reserves the right to reject a purchase order for Common Shares for any reason.

Investment Manager	The Manager, an indirect wholly-owned subsidiary of Prudential and a registered investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), is the Fund’s investment manager. PGIM Investments and its predecessors have served as a manager or administrator to registered investment companies since 1987. PGIM Investments’ principal address is 655 Broad Street, Newark, NJ 07102-4410. As of September 30, 2023, PGIM Investments served as investment manager to all of the Prudential U.S. and offshore open-end management investment companies, and as manager and administrator to closed-end investment companies. As of September 30, 2023, PGIM Investments’ total assets under management were approximately $[___ billion].

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Subadvisers

PGIM, together with PGIM Limited, an indirect wholly-owned subsidiary of PGIM, will serve as the Fund’s investment subadvisers. PGIM is an indirect, wholly-owned subsidiary of Prudential that was organized in 1984. The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. PGIM will provide day-to-day management of the Fund’s portfolio primarily through PGIM Fixed Income, although the Manager is permitted to allocate management of portions of the Fund’s portfolio to any of the business units within PGIM. As of September 30, 2023, PGIM managed approximately $[____ trillion] in assets.

PGIM Fixed Income is a global asset manager of PGIM focused on fixed income investment strategies, with $[___] billion in assets under management as of September 30, 2023, and is the unit of PGIM that provides fixed income investment advisory services.*

PGIM Fixed Income’s investment strategies include but are not limited to the following categories: multi-sector strategies, investment-grade credit, securitized products, leveraged finance, emerging markets strategies and alternative strategies. PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.

PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of September 30, 2023, PGIM Limited managed approximately $[___] billion in assets. PGIM Fixed Income’s assets under management includes the assets under management of PGIM Limited.

* PGIM Fixed Income’s assets under management includes the assets under management of PGIM Limited.

Investment Management Agreement

The Fund and the Manager will enter into a management agreement (the “Management Agreement”) pursuant to which the Manager is entitled to receive a management fee from the Fund, as described below.

The management fee (the “Management Fee”) will be payable at the end of each month at the annual rate of 1.10% of the average daily value of the Fund’s total managed assets. The Manager has contractually agreed to waive its Management Fee for one year from the effectiveness of the Fund’s registration statement (the “Waiver Period”). Following the Waiver Period, the Manager will receive a Management Fee at an annual rate of 1.10% of the average daily value of the Fund’s total managed assets.

See “Management and Advisory Arrangements.”

Investment Subadvisory Agreement	The Manager will enter into a subadvisory agreement (the “Subadvisory Agreement”) with each of PGIM and PGIM Limited, which provides that the Subadvisers will furnish investment advisory services in connection with the management of the Fund. Under the Subadvisory Agreement, the Subadvisers, subject to the supervision of the Manager, are responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies. The Subadvisers generally determine what fixed-income and other debt securities are purchased and sold for the Fund and are responsible for obtaining and evaluating financial data relevant to the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadvisers’ performance of such services.

PGIM will receive an annual subadvisory fee, payable monthly, from PGIM Investments in an amount equal to 0.66% of the average daily value of the Fund’s total managed assets. No subadvisory fee will be paid by the Fund directly to PGIM. PGIM will pay a portion of its subadvisory fee to PGIM Limited for its services.

Leverage	The Fund intends, subject to favorable market conditions, to add leverage to its portfolio by utilizing reverse repurchase agreements, credit default swaps, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund intends to utilize reverse repurchase agreements, dollar rolls, borrowings and other forms of leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on PGIM’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

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The net proceeds the Fund obtains from reverse repurchase agreements, credit default swaps, dollar rolls or other forms of leverage utilized will be invested in accordance with the Fund’s investment objectives and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to holders of Common Shares (“Common Shareholders”) than if the Fund were not so leveraged.

The Investment Company Act of 1940, as amended, including the rules and regulations thereunder, generally prohibits the Fund from engaging in most forms of leverage (including the use of reverse repurchase agreements, dollar rolls, credit facilities, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not entered into in reliance on the exemption provided by Rule 18f-4 under the Investment Company Act, as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the Investment Company Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, with respect to any indebtedness that is not privately arranged, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. Reverse repurchase agreements, dollar rolls and other such instruments may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage under the Investment Company Act or the agreements governing the borrowing. Failure to maintain certain asset coverage requirements could result in an event of default.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize reverse repurchase agreements, credit default swaps, dollar rolls or borrowings, issue preferred shares or utilize any other forms of leverage (such as the use of derivatives strategies). If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the net asset value of the Common Shares and the yield to common shareholders will be more volatile. In addition, interest and other expenses borne by the Fund with respect to its use of reverse repurchase agreements, dollar rolls, borrowings or any other forms of leverage are borne by the common shareholders and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Manager are based on the total managed assets of the Fund (including any assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and any preferred shares that may be outstanding, if issued), the Manager has a financial incentive for the Fund to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls, borrowings and preferred shares), which may create a conflict of interest between the Manager, on the one hand, and the common shareholders, on the other hand.

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The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; and (2) any short sale borrowing. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board and periodically reviews the DRMP and reports to the Fund’s Board. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash the equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on the exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

Distributions	Beginning [_______], the Fund will seek to begin paying monthly distributions in connection with the commencement of its public offering of shares. The Fund intends to declare distributions and distribute them on a monthly basis. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gain distributions may be paid more frequently. See “Distributions.”

Cash distributions to holders of the Common Shares will automatically be reinvested under the Fund’s Distribution Reinvestment Plan (the “DRIP”) in additional whole and fractional shares unless you elect to receive your distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to the Fund. Under the DRIP, shareholders’ distributions are reinvested in Common Shares of the same class of Common Shares owned by the shareholder for a purchase price equal to the NAV per share (for the class of Common Shares being purchased) on the date that the distribution is paid. See “Distribution Reinvestment Plan.”

Expenses and Reimbursement	Subject to the terms and conditions outlined in this prospectus, the Fund will pay directly or reimburse the Manager for any actual third-party expenses incurred on behalf of the Fund. Such expenses will include, but are not limited to, costs related to valuation, audit, reporting, regulatory, administration, compliance, directors and financing as well as legal services.

PGIM Investments and its affiliates have agreed to pay the Fund’s organizational and offering expenses relating to the initial sale of Common Shares in this offering (the “Initial Organization and Offering Costs”). The Fund will not reimburse the Manager for the Initial Organization and Offering Costs. Following the launch of the Fund, the Fund will bear its ongoing offering expenses, subject to a specified expense cap and reimbursement limitations, as described below.

Pursuant to an Expense Limitation and Reimbursement Agreement, for three years from effectiveness of the Fund’s registration statement (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses (as defined below) will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. This arrangement cannot be terminated without the consent of the Fund’s Board prior to the end of the ELRA Period. “Specified Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs (other than Initial Organization and Offering Costs), with the following exceptions: (i) the Management Fee, (ii) the Distribution and Servicing Fee, (iii) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Manager).

For a more complete discussion of the Fund’s expenses and reimbursement arrangements, see “Summary of Fund Expenses.”

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Custodian and Transfer Agent	The Bank of New York Mellon will serve as the Fund’s custodian (the “Custodian”). Prudential Mutual Fund Services, LLC will serve as the Fund’s transfer agent (the “Transfer Agent”). The Bank of New York Mellon will serve as sub-transfer agent to the Fund. See “Custodian and Transfer Agent.”

Distributor	Prudential Investment Management Services LLC (the “Distributor”) is the principal underwriter and distributor of the Fund’s Class Z Shares, Class A Shares and Class C Shares and serves in that capacity on a “best efforts” basis, subject to various conditions. Other broker-dealers (“Selling Agents”) may be appointed by the Distributor to assist in the sale of the Common Shares on a “best efforts” basis. See “Plan of Distribution.”

Sales Loads	Class A Shares are subject to a sales load of up to 3.25% of the total offering price (including sales load). Class A sales loads are waived for certain types of investors, including investors investing through certain group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator, as well as clients of financial intermediaries who (i) offer Class A shares through a no-load network or platform, (ii) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (iii) offer self-directed brokerage accounts or other similar types of accounts that may or may not charge transaction fees to customers. No sales load will be paid with respect to any Common Shares sold pursuant to the DRIP.

The Distributor may reallow sales loads to participating broker-dealers. Selling Agents typically receive the sales load with respect to the Class A Shares purchased by their customers. Sales loads may be reduced for certain categories of purchasers and for volume discounts, as disclosed in this prospectus. Investors should consult with their Selling Agents about the sales load and any additional fees or charges their Selling Agents might impose on each class of Common Shares.

Class Z Shares and Class C Shares are not subject to a sales load; however, investors could be required to pay brokerage commissions to their Selling Agents on purchases and sales of such shares.

Distribution and Servicing Plan	The Fund has adopted a Distribution and Servicing Plan for its Class A Shares and Class C Shares to pay to the Distributor a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own such shares. These activities include marketing and other activities primarily intended to result in the sale of Class A Shares and Class C Shares and activities related to administration and servicing of Class A or Class C accounts (including sub-accounting and other administrative services, as well as shareholder liaison services such as responding to inquiries from shareholders and providing shareholders with information about their investments in the Fund). The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required by its exemptive relief, permitting the Fund to, among other things, issue multiple classes of Shares. Under the Distribution and Servicing Plan, these classes of Shares of the Fund pay distribution and other fees to the Distributor as compensation for its services, which the Distributor generally pays (or “reallows”) to Selling Agents. These Distribution and Servicing Fees — known as 12b-1 fees — are set forth in the “Summary of Fund Expenses” table and are described in greater detail below.

Under the Distribution and Servicing Plan, Class A and Class C Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.25% and 1.00%, respectively, based on the aggregate net assets of the Fund attributable to such class. If a financial intermediary is not eligible to accept payment of the pro rata portion of the Distribution and Servicing Fee attributable to its shareholder accounts then the Distributor may retain such monies or the Distributor will waive such fees or return such monies to the Fund. The Distribution and Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a shareholder’s investment and may cost the shareholder more than paying other types of sales charges, if applicable. Up to 0.25% per annum of the Distribution and Servicing Fee may qualify as a “service fee” under FINRA rules and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. “Service fees” are defined for purposes of FINRA rules to mean fees paid for providing shareholder services or the maintenance of shareholder accounts. FINRA rules limit service fees to 0.25% of a fund’s average annual net assets. A portion of the Distribution and Servicing Fee may also be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a “service fee” under FINRA rules. The remainder is for distribution support and related services.

Class Z Shares are not subject to any Distribution and Servicing Fee and do not bear any expenses associated therewith.

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Unlisted Closed-End Fund Structure; Limited Liquidity	The Fund does not currently intend to list its Common Shares for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. Investors should consider Common Shares of the Fund to be an illiquid investment. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares, as described in “Interval Fund/Repurchases” above. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Minimum Investment; Share Class Availability	Generally, the minimum initial investment is $1,000 for Class A Shares and Class C Shares. The minimum subsequent investment is $100 for Class A and Class C Shares, except for additional purchases pursuant to the DRIP, which are not subject to a minimum purchase amount. There is no minimum initial investment or subsequent investment amount for Class Z Shares. The minimum investment for each class of Common Shares can be modified or waived in the sole discretion of the Fund or the Distributor, including for certain financial firms that submit orders on behalf of their customers, the Fund’s officers and trustees and certain employees of PGIM, including its affiliates, vehicles controlled by such employees and their extended family members. Each of the Fund or the Distributor may modify or waive minimum investment amounts in their sole discretion. See “Plan of Distribution — Minimum Investment and Share Class Availability.”

Class A are available to the general public through Selling Agents and other financial intermediaries.

Class C Shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, that provide access to Class C Shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class C Shares, (3) through investment advisers that are registered under the Advisers Act or applicable state law and direct clients to trade with a broker-dealer that offers Class C Shares, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (5) through other categories of investors that we name in an amendment or supplement to this prospectus.

Class Z Shares are available to various institutional investors, as well as participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z Shares also can be purchased by investors in certain programs sponsored by financial intermediaries who offer Class Z Shares of the Fund, or whose programs are available through financial intermediaries that offer Class Z Shares of the Fund, for (1) mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services; (2) mutual fund “supermarket” programs where the sponsor links its clients’ accounts to a master account in the sponsor's name and the sponsor charges a fee for its services; or (3) fee- or commission-based retail brokerage programs of certain financial intermediaries that offer Class Z Shares through such programs and that have agreements with PIMS to offer such shares when acting solely on an agency basis for their customers for the purchase or sale of such shares. Class Z Shares also can be purchased by any of the following: (1) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z Shares of the PGIM Funds are an available option; (2) current and former Directors/Trustees of mutual funds, closed-end funds and ETFs managed by PGIM Investments or any other affiliate of Prudential; (3) current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund; (4) Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option); (5) PGIM Funds, including PGIM funds-of-funds; (6) qualified state tuition programs (529 plans); and (7) investors working with fee-based consultants for investment selection and allocations. See “Plan of Distribution— Minimum Investment and Share Class Availability” for additional information.

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Summary of Risks	Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on his or her investment or that a shareholder may lose part or all of his or her investment. The Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risks.”

Investors should consider carefully the following principal risks before investing in the Fund:

No History of Operations. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.

General, Market and Economic Risks. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions (including those associated with coronavirus (“COVID-19”) or other infectious disease outbreaks). International wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war) and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures, as well as any additional future regulatory actions, is not yet known and cannot be predicted. Legislation or regulation may also change the way in which the Fund itself is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. The current domestic political environment, as well as political and diplomatic events within the U.S. and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Because the NAV of the Common Shares will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the NAV of the Common Shares decreases. As with any security, a complete loss of your investment is possible.

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Repurchase Offers Risk. As described under “Periodic Repurchase Offers” above, the Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, with the size of the repurchase offer subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Investment Company Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.

Illiquid Investment Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Investment Company Act, the Fund may invest without limit in illiquid securities, although the Fund does not expect to invest significantly in illiquid securities. The Fund generally considers "illiquid securities" to be securities that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The Fund may invest in privately-held companies, below-investment-grade instruments (“junk” bonds), securities which are at risk of default as to the repayment of principal and/or interest at the time of acquisition by the fund or are rated in the lower rating categories or are unrated, which may be difficult to value and may be illiquid. See “Risks — Illiquid Investment Risk” for additional information.

Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed by the Board at any time without shareholder approval.

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Liquidity Risk. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. The Fund is designed primarily for long-term investors and an investment in the Common Shares should be considered illiquid. The Common Shares are not currently listed for trading on any securities exchange. There is currently no public market for the Common Shares and none is expected to develop. Although the Fund may offer to repurchase Common Shares from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Reliance on Investment Professionals. As of the date of this prospectus, the Fund [has not made any investments] and the success of the Fund will therefore depend on the ability of the Subadvisers and their respective affiliates to identify and consummate suitable investments and to, when relevant, exit investments of the Fund prudently.

Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby within [three months] from receipt thereof, such investments may be delayed if suitable investments are unavailable at the time. Delays which the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.

Valuation Risk. The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager and Subadvisers with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. See “Net Asset Value.”

Loans Risk. The Fund's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund's access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder repurchase requests, present a risk to shareholders regarding the Fund's ability to pay repurchase offer proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser's credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

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Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Fixed Income Instruments Risk. In addition to the other risks described herein, fixed income instruments are also subject to certain risks, including:

•	Issuer Risk. The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

•	Interest Rate Risk. The value of the Fund’s investments may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. Interest rates are at or near historical lows, which may increase the risks associated with rising interest rates in the future. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadvisers. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may utilize certain strategies, including investments in derivatives, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

•	Duration Risk. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

•	Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

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•	Prepayment Risk. During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

•	Extension Risk. During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate.

•	Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

•	Credit Risk. Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

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Below Investment Grade (High Yield or Junk Bond) Instruments Risk. The Fund’s investments in below investment grade quality securities and instruments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Below investment grade instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Subadvisers’ judgment about the credit quality of an issuer and the relative value of its instruments may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund, particularly to the extent that the issuers of these instruments default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such instruments, including when the Fund may stop reporting interest income or claim a loss on such instruments, may not be clear. Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. In particular, lower rated high yield instruments entail a higher risk of default. Such instruments present substantial credit risk and default is a real possibility. Such instruments may be illiquid and the prices at which such instruments may be sold may represent a substantial discount to what the Subadvisers believe to be the ultimate value of such instruments.

Inflation Risk. Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.

In the United States, inflation has accelerated as a result of global supply chain disruptions, a rise in energy prices, strong consumer demand, and other factors. Inflationary pressures have increased the costs of labor, energy, and raw materials, and have adversely affected consumer spending, economic growth, and the operations of companies in the U.S. and globally, and have resulted in a tightening of monetary policy by the U.S. Federal Reserve. Inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten further in response. Inflation could become a serious problem in the future and have an adverse impact on the Fund’s returns.

Derivatives Risk. The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes.

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The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

•	Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

•	Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Leverage Risk. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested. See “Leverage” for more information.

•	Liquidity Risk. The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.

•	Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depend in part on the ability of the Manager and Subadvisers to predict pertinent market movements, which cannot be assured.

•	Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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•	Regulatory Risk. Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements, and initial margining requirements have recently been phased in. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund. In addition, the Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in certain derivatives, or (ii) markets itself as providing investment exposure to such instruments. CFTC Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Manager and Subadvisers to claim this exclusion with respect to the Fund, the Fund will limit its use of such derivatives (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions, or (ii) the aggregate net notional value of its derivatives does not exceed 100% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions. Additionally, the Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC, and the Manager and Subadvisers have claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Manager and Subadvisers are not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

•	Credit Default Swaps Risk. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. A buyer of credit protection also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Further, in certain circumstances, the buyer can receive the notional value of a credit default swap only by delivering a physical security to the seller, and is at risk if such deliverable security is unavailable or illiquid. Such a delivery “crunch” is a distinct risk of these investments.

Leverage Risk. Although the Fund may utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

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The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund. There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Shares dividends, but also creates special risks and considerations for Common Shareholders, including:

•	the likelihood of greater volatility of NAV and dividend rate of Common Shares than a comparable fund without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

•	magnified interest rate risk, which is the risk that the prices of certain of the portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged; and

•	leverage may increase expenses (which will be borne entirely by the Common Shareholders), which may reduce the Fund’s NAV and the total return to Common Shareholders.

Potential Conflicts of Interest Risk. The Manager and Subadvisers serve as adviser or subadvisers to other vehicles that have the same or similar investment objectives and investment strategies to those of the Fund. As a result, the Manager and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts. Conflicts of interest exist or could arise in the future as a result of the relationships between the Fund and its affiliates, on the one hand, and the Fund’s wholly-owned operating partnership or any partner thereof, on the other. For further information on potential conflicts of interest, see “Conflicts of Interest.”

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Best Efforts Offering Risk. This offering is being made on a “best efforts” basis, meaning the Distributor and broker-dealers participating in the offering are only required to use their best efforts to sell shares and have no firm commitment or obligation to sell any of the shares. Even though the Fund has acquired the initial portfolio, such portfolio by itself is not diversified. Further, if the Distributor is unable to raise substantial funds in this offering, the Fund’s Board may seek the approval of the Fund’s shareholders to sell all or substantially all of the Fund’s assets and dissolve the Fund. In the event of the liquidation, dissolution or winding up of the Fund, shareholders are entitled to receive the then-current NAV per share of the assets legally available for distribution to the Fund’s shareholders, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon.

Anti-Takeover Provisions. Certain provisions of the Fund’s certification of trust and bylaws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund’s structure. These provisions may inhibit a change of control in circumstances that could give the shareholders the opportunity to realize a premium over the value of the Common Shares.

Non-U.S. Investment Risks. The Fund may invest in non-U.S. investments, which may include investments denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Such investments may involve a broad range of economic, non-U.S. currency and exchange rate, political, legal, tax and financial risks not typically associated with investments in U.S. companies. Such risks include, but are not limited to, (i) the risk of nationalization or expropriation of assets or confiscatory taxation, (ii) negative diplomatic developments and social, economic and political uncertainty, including war and revolution, (iii) dependence on exports and the corresponding importance of international trade, (iv) greater price fluctuations and market volatility, less liquidity and smaller capitalization of securities markets, (v) currency exchange rate fluctuations, (vi) higher rates of inflation, (vii) controls on, and changes in controls on, foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for United States dollars, (viii) governmental involvement in and control over the economies and other aspects of the private sector, (ix) governmental decisions to discontinue support of economic reform programs generally and to impose centrally planned economies, (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers, (xi) less extensive regulation of the securities markets, (xii) longer settlement periods for securities transactions and (xiii) less developed corporate laws regarding fiduciary duties and the protection of investors, and (xiv) taxes that may not be mitigated through refunds or tax treaties. Prior government approval for non-U.S. investments may be required under certain circumstances in some countries, and the process of obtaining these approvals may require a significant expenditure of time and resources. Additionally, certain countries depend heavily on exports to the United States. Accordingly, these countries may be sensitive to fluctuations in U.S. demand and changes in U.S. market conditions. The foregoing factors may increase transaction costs and adversely impact the value of the Fund’s investments in non-U.S. portfolio companies.

Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund's manager, subadviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund's business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund's service providers or issuers of securities in which the Fund invests.

“Covenant-Lite” Risk. Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

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Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.

U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Call Risk. Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Corporate Debt Securities Risk. The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate debt securities normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate debt securities. The market value of a corporate debt security also may be affected by factors directly relating to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate debt securities are described elsewhere in this prospectus in further detail. There is a risk that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund may invest in below investment grade corporate bonds, often referred to as “high yield” securities or “junk bonds.” High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse issuer-specific developments. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.

Subprime Risk. Loans, and debt instruments collateralized by loans acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.

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Real Estate Risk. To the extent that the Fund invests in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies (“REOCs”), private or public real estate-related loans and real estate-linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include, but are not limited to: the burdens of ownership of real property; general and local economic conditions (such as an oversupply of space or a reduction in demand for space); the supply and demand for properties (including competition based on rental rates); energy and supply shortages; fluctuations in average occupancy and room rates; the attractiveness, type and location of the properties and changes in the relative popularity of commercial properties as an investment; the financial condition and resources of tenants, buyers and sellers of properties; increased mortgage defaults; the quality of maintenance, insurance and management services; changes in the availability of debt financing which may render the sale or refinancing of properties difficult or impracticable; changes in building, environmental and other laws and/or regulations (including those governing usage and improvements), fiscal policies and zoning laws; changes in real property tax rates; changes in interest rates and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable; changes in operating costs and expenses; energy and supply shortages; uninsured losses or delays from casualties or condemnation; negative developments in the economy that depress travel or leasing activity; environmental liabilities; contingent liabilities on disposition of assets; uninsured or uninsurable casualties; acts of God, including earthquakes, hurricanes and other natural disasters; social unrest and civil disturbances, epidemics, pandemics or other public crises; terrorist attacks and war; risks and operating problems arising out of the presence of certain construction materials, structural or property level latent defects, work stoppages, shortages of labor, strikes, union relations and contracts, fluctuating prices and supply of labor and/or other labor-related factor; and other factors which are beyond the control of the Manager and its affiliates. In addition, the Fund’s investments will be subject to various risks which could cause fluctuations in occupancy, rental rates, operating income and expenses or which could render the sale or financing of its properties difficult or unattractive. For example, following the termination or expiration of a tenant’s lease, there may be a period of time before receiving rental payments under a replacement lease. During that period, the Fund would continue to bear fixed expenses such as interest, real estate taxes, maintenance and other operating expenses. In addition, declining economic conditions may impair the ability to attract replacement tenants and achieve rental rates equal to or greater than the rents paid under previous leases. Increased competition for tenants may require capital improvements to properties which would not have otherwise been planned.

Ultimately, to the extent it is not possible to renew leases or re-let space as leases expire, decreased cash flow from tenants will result, which could adversely impact the Fund’s operating results.

Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents may increase. As occupancies and rents increase, property values increase, and new development occurs. As development may occur, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies may incur large swings in their profits and the prices of their securities. The total returns available from investments in real estate generally depend on the amount of income and capital appreciation generated by the related properties. The performance of real estate, and thereby the Fund, will be reduced by any related expenses, such as expenses paid directly at the property level and other expenses that are capitalized or otherwise embedded into the cost basis of the real estate.

Senior Debt Risk. The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

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Privacy and Data Security Risk. The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties.

Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

The Fund generally does not intend to receive borrowers’ non-public personal information, and the Fund has implemented procedures designed to prevent the disclosure of borrowers’ non-public personal information to the Fund. However, service providers to the Fund or its direct or indirect fully-owned subsidiaries, including their custodians and the platforms acting as loan servicers for the Fund or its direct or indirect fully-owned subsidiaries, may obtain, hold or process such information. The Fund cannot guarantee the security of non-public personal information in the possession of such a service provider and cannot guarantee that service providers have been and will continue to comply with GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund.

Focused Investment Risk. To the extent that the Fund focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector, including (but not limited to): governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

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Confidential Information Access Risk. In managing the Fund (and other PGIM Investments clients), PGIM Investments may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide PGIM Investments with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PGIM Investments may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund (and other PGIM Investments clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PGIM Investments’ and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PGIM Investments may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PGIM Investments intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Private Placements Risk. A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. See “Risks—Liquidity Risk.” Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. See “Risks—Valuation Risk.”

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SUMMARY OF FUND EXPENSES

The purpose of the following table is to help you understand all fees and expenses Common Shareholders would bear directly or indirectly.

This table illustrates the fees and expenses of the Fund that you will incur if you buy and hold Common Shares. Because the Fund has no operating history, many of these expenses are estimates.

	Class Z Shares	Class A Shares	Class C Shares
Shareholder Transaction Expenses:
Maximum Sales Load (as a percentage of the offering price)(1)	None	3.25%	None
Redemption Fee (on shares purchased and held for less than twelve months) (as a percentage of amount redeemed, if applicable)(2)	2.00%	2.00%	2.00%
Annual Expenses (Percentage of Net Assets Attributable to Common Shares)
Management Fee(3)	1.29%	1.29%	1.29%
Distribution and Servicing Fee(4)	None	0.25%	1.00%
Interest Payments on Borrowed Funds(5)	0.82%	0.82%	0.82%
Other Expenses(6)	0.79%	0.79%	0.79%
Total Annual Fund Operating Expenses	2.90%	3.15%	3.90%
Fees Waived and/or Expenses Reimbursed(7)	(1.58)%	(1.58)%	(1.58)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.32%	1.57%	2.32%

(1)	The Distributor is the principal underwriter and distributor of the Common Shares and serves in that capacity on a “best efforts” basis, subject to various conditions. Shares may be offered through Selling Agents that have entered into selling agreements with the Distributor. Selling Agents typically receive the sales load with respect to Class A Shares purchased by their clients. The Distributor does not retain any portion of the sales load. Class A Shares are subject to a sales load of up to 3.25% of the total offering price (including sales load). Class Z Shares and Class C Shares are each not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of such shares to their Selling Agents. Investors should consult with their Selling Agents about the sale load and any additional fees or charges their Selling Agents might impose on each class of Common Shares. See “Prospectus Summary—Sales Loads.”

(2)	A 2.00% early redemption fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Common Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Common Shares (on a “first in-first out” basis). An early repurchase fee payable by a shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any shareholder.

(3)	Pursuant to an investment management agreement, the Manager receives a Management Fee, payable monthly in arrears by the Fund, at an annual rate equal to 1.10% of the average daily value of the Fund’s total managed assets. The Manager has contractually agreed to waive its Management Fee for one year from the effective date of the Fund’s registration statement (the “Waiver Period”). Following the Waiver Period, the Manager’s agreement to temporarily waive its Management Fee will terminate and the Manager will receive a Management Fee at an annual rate of 1.10% of the average daily value of the Fund’s total managed assets.

(4)	The Fund pays the Distributor a Distribution and Servicing Fee pursuant to its Distribution and Servicing Plan that is payable monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class A Shares and an annualized rate of 1.00% of the net assets of the Fund attributable to Class C Shares. The Distribution and Servicing Fee is for personal services provided to shareholders and/or the maintenance of shareholder accounts, as well as for the sale and marketing of the Class A Shares and Class C Shares, and to reimburse the Distributor for related expenses incurred. The Distribution and Servicing Fee may also be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a service fee under Financial Industry Regulatory Authority (“FINRA”) rules. The Distributor generally will pay (or “reallow”) all or a portion of the Distribution and Servicing Fee to the Selling Agents that sell Class A Shares and Class C Shares. The Distribution and Servicing Fee is governed by the Fund’s Distribution and Servicing Plan.

(5)	The table assumes the Fund (including by the Fund’s consolidated subsidiaries) does not use entity-level leverage. To the extent the Fund does use such leverage, the Fund would bear interest and other costs associated with leverage. The table reflects the Fund’s estimated use of leverage in the form of reverse repurchase agreements. See “Leverage.” The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the table, but would be reflected in the Fund’s performance results.

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(6)	“Other Expenses” are estimated based on average Fund net assets of approximately $100 million and anticipated expenses for the first fiscal year of the Fund’s operations after the commencement of this offering (assuming that the Fund has $100 million of net assets from the PGIM seed investment as of the commencement of this offering). “Other Expenses” include professional fees and other expenses, including, without limitation, filing fees, printing fees, administration fees, custody fees, trustee fees and insurance costs.

(7)	Pursuant to an Expense Limitation and Reimbursement Agreement, for three years from effectiveness of the Fund’s registration statement (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. This arrangement cannot be terminated without the consent of the Fund’s Board prior to the end of the ELRA Period. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs (other than Initial Organization and Offering Costs, which will be paid directly by PGIM Investments and its affiliates), with the exception of (i) the Management Fee, (ii) the Distribution and Servicing Fee, (iii) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Manager). In addition to the Expense Limitation and Reimbursement Agreement, “Fees Waived and/or Expenses Reimbursed” reflects the Management Fee waiver.

Class Z Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Class Z Shares and assuming (i) total annual expenses of net assets attributable to the Class Z Shares remains the same, (ii) a 5% annual return, (iii) reinvestment of all dividends and distributions at net asset value and (iv) application of the Expense Limitation and Reimbursement Agreement through the ELRA Period:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$13	$65	$130	$303

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Class A Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Class A Shares and assuming (i) total annual expenses of net assets attributable to the Class A Shares remains the same, (ii) a 5% annual return, (iii) reinvestment of all dividends and distributions at net asset value and (iv) application of the Expense Limitation and Reimbursement Agreement through the ELRA Period:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$15	$103	$170	$349

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Class C Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Class C Shares and assuming (i) total annual expenses of net assets attributable to the Class C Shares remains the same, (ii) a 5% annual return, (iii) reinvestment of all dividends and distributions at net asset value and (iv) application of the Expense Limitation and Reimbursement Agreement through the ELRA Period:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$24	$95	$178	$395

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

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FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Common Shares have not previously been offered, the Fund does not have any financial history as of the date of this prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act. The Fund continuously offers its Common Shares and is operated as an “interval fund.” The Fund currently offers three classes of Common Shares: Class Z Shares, Class A Shares and Class C Shares. The Fund was organized as a Delaware statutory trust on July 24, 2023, pursuant to the Agreement and Declaration of Trust (the “Declaration of Trust”), which is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 655 Broad Street, Newark, NJ 07102-4410 and its telephone number is (800) 451-6788 (toll-free).

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the Investment Company Act, the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board is comprised of four trustees, a majority of whom are Independent Trustees. The Board has overall responsibility for the management and supervision of the business operations of the Fund.

Closed-end management investment companies differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end management investment companies do not redeem their securities at the option of the shareholder, whereas open-end management investment companies issue securities redeemable at NAV at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end management investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. Although the common shares of closed-end management investment companies is often listed on a securities exchange, the Fund does not currently intend to list its Common Shares for trading on any securities exchange or any other trading market in the near future.

PGIM Investments will serve as the investment manager to the Fund and has engaged its affiliate, PGIM, together with PGIM Limited, an indirect wholly-owned subsidiary of PGIM, as subadvisers to provide day-to-day management of the Fund’s portfolio, primarily through PGIM Fixed Income, a business unit within PGIM.

The Fund’s investment objective and policies are non-fundamental and may be changed without shareholder approval. The Board may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other investment companies advised by PGIM Investments or the Subadvisers with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board and, to the extent required by applicable law and the Fund Agreement and Declaration of Trust, the shareholders of the Fund. See “Description of Shares” and “Certain Provisions in the Declaration of Trust.”

USE OF PROCEEDS

The Fund will invest the net proceeds from the sale of its Common Shares in accordance with the Fund’s investment objective and policies as stated below. The Fund generally expects to invest the proceeds from the offering as soon as practicable; which under normal circumstances is expected to be within three months from receipt thereof. However, in certain limited circumstances, such as in the case of unusually large cash inflows, the Fund may take up to six months or longer to fully invest the proceeds from the offering. Pending investment pursuant to the Fund’s investment objective and policies, the net proceeds of the offering may be invested in permitted temporary investments, including, without limitation, [__]. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its policies.

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INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objective

The Fund’s investment objective is to seek total return, through a combination of current income and capital appreciation.

Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, across a wide array of credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets, and employing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including but not limited to corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund has flexibility to actively adjust allocations over time while adapting to the market and economic environment without any explicit duration target or liquidity limitations. The Fund may invest without limit in both investment grade debt securities and in below investment grade debt securities (which are commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers.

The Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of debt instruments of varying maturities (the “80% policy”). The Fund will not change its 80% policy without providing sixty (60) days’ notice to shareholders, as required by Rule 35d-1 under the Investment Company Act of 1940, as it may be amended from time to time (the “1940 Act”).

Portfolio Management Strategies

In managing the Fund’s assets, the Subadvisers use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems.  In the top-down economic analysis, the Subadvisers develop views on economic, policy and market trends while considering, among other things, market conditions, valuation assessments and economic outlook.

With PGIM’s macroeconomic analysis as the basis for top-down investment decisions, the Fund expects to focus on seeking attractive risk-adjusted returns across multiple credit sectors. The Fund may choose to focus on particular sectors across countries or regions, asset classes, industries and to the exclusion of others at any time and from time to time based on market conditions and other factors. Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PGIM generally selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals. The fundamental and relative value assessment within credit sectors draws on PGIM’s sector Portfolio Manager and analyst insights. PGIM attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide positive risk-adjusted returns based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure. PGIM also attempts to identify investments that may appreciate in value based on PGIM’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally. PGIM utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques.

Portfolio construction focuses on capturing the best firm-wide total return investment ideas achieved from capital appreciation or current income. Additionally, PGIM incorporates proprietary risk framework designed to focus risk in areas of potential reward and to manage downside risks.

PGIM relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s sector portfolio managers utilize this information in an attempt to minimize credit risk and/or to identify issuers, industries or sectors that they believe are undervalued and/or that offer potentially attractive yields relative to PGIM’s assessment of their credit characteristics. In its bottom-up credit research, the Subadvisers assess potential investments based on deep level fundamental research, relative value, technical and legal analysis. The credit research process is supported by the firm’s extensive credit and industry knowledge and market presence with companies and financial sponsors.

Credit quality. The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below “investment grade” by at least one of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but determined by PGIM to be of comparable quality. “Investment grade” means a rating, in the case of Moody’s, of Baa3 or higher, or in the case of S&P and Fitch, of BBB- or higher. The Fund may invest in securities of stressed or distressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations or, if unrated, are determined by PGIM to be of comparable quality. The Fund may also invest in defaulted securities and debtor-in-possession financings. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may use derivatives, including credit default swaps, to manage its duration, as well as to manage its foreign currency exposure, to hedge against losses, and to try to improve returns. The Fund may be either the buyer or seller in credit default swap transactions. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap from the seller, who, in turn, generally will recover an amount significantly lower than the equivalent face amount of the obligations of the reference entity, whose value may have significantly decreased, through (i) physical delivery of such obligations by the buyer, (ii) cash settlement or (iii) an auction process. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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While duration is not explicitly targeted, it is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to five year range), as calculated by the Manager, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PGIM may also utilize certain strategies including, without limitation, investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

Debt instruments may include, without limitation, bonds, debt securities and other similar instruments of varying maturities, issued by various U.S. and foreign (non-U.S.) public or private-sector entities; structured products, securitizations and other asset-backed securities issued on a public or private basis (including agency and non-agency residential mortgage-backed securities and commercial mortgage-backed securities, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities); corporate debt securities of U.S. and non-U.S. issuers, including convertible and contingent convertible securities and corporate commercial paper; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); bank loans (including, among others, senior loans, mezzanine loans, delayed funding loans, revolving credit facilities, covenant-lite obligations and loan participations and assignments); loans held and/or originated by private financial institutions or PGIM, including commercial and residential mortgage loans, corporate loans and consumer loans (such as credit card receivables, automobile loans and student loans) (“private credit assets”); payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security); and bank certificates of deposit, fixed time deposits and bankers’ acceptances.

The rate of interest on an income-producing instrument may be fixed, floating or variable. At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in obligations of stressed and distressed issuers as well as in defaulted securities and debtor-in-possession financings. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed instruments, including the equity or “first loss” tranche. The Fund’s investments in derivatives transactions (e.g., any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, referred to collectively as “derivatives”) that have investment exposure similar to debt instruments or provide investment exposure to one or more market risk factors associated with debt instruments will be counted toward satisfaction of the 80% policy in accordance with Rule 35d-1 under the Investment Company Act. See “—Investment Strategies” for additional information regarding the Fund’s 80% policy.

The Fund may seek to originate loans, specifically through direct lending to companies or corporations, including foreign (non-U.S.) entities, which may be in the form of, without limitation, corporate loans or other types of loans, which may be in the form of secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. Such borrowers may have credit ratings that are determined by one or more nationally recognized statistical rating organizations (“NRSROs”) or PGIM to be below investment grade. The loans the Fund originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law or the Fund’s fundamental investment restrictions and related interpretations. The Fund’s origination of loans may also be limited by the Fund’s intention to qualify as a regulated investment company (“RIC”).

The Fund may invest in securities of U.S. issuers and foreign (non-U.S.) issuers, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund may invest without limit in instruments of corporate and other foreign (non-U.S.), including emerging market, issuers and in instruments traded principally outside of the U.S. The Fund may also invest directly in foreign currencies, including currencies of emerging market countries.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Subject to applicable limits under the 1940 Act, the Fund may also invest in equity such as the common stocks, common shares of other investment companies (including those advised by PGIM), such as open-end or closed-end management investment companies and exchange-traded funds, and equity securities of real estate investment trusts (“REITs”), including equity the Fund has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. Common stocks include common shares and other common equity interest issued by public or private issuers.

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The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may invest in securities of companies with any market capitalization, including small, medium and large capitalizations.

Leverage

The Fund currently expects to utilize leverage through reverse repurchase agreements and may also obtain leverage through credit default swaps, dollar rolls and borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board of Trustees may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. The Fund intends to utilize reverse repurchase agreements, dollar rolls, borrowings and other forms of leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on PGIM’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The net proceeds the Fund obtains from reverse repurchase agreements, credit default swaps, dollar rolls or other forms of leverage utilized will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness (including the use of bank loans, commercial paper or other credit facilities) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1∕3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. The Fund’s use of derivatives transaction and other similar instruments is generally subject to a value-at-risk leverage limit, derivatives risk management program, and reporting requirements under Rule 18f-4 under the 1940 Act. Derivatives, reverse repurchase agreements and other such instruments may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund's investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. To the extent that the Fund engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default by the Fund with respect to bank borrowings or other arrangements.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Fund will utilize reverse repurchase agreements, credit default swaps, dollar rolls or borrowings, issue preferred shares or utilize any other forms of leverage (such as the use of derivatives strategies). If used, there can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the net asset value of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, interest and other expenses borne by the Fund with respect to its use of reverse repurchase agreements, dollar rolls, borrowings or any other forms of leverage are borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Manager are based on the average daily total managed assets of the Fund (including any assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and any preferred shares that may be outstanding, if issued), the Manager has a financial incentive for the Fund to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls, borrowings and preferred shares), which may create a conflict of interest between the Manager, on the one hand, and the Common Shareholders, on the other hand. Please see “Leverage,” “Risks—Leverage Risk” for additional information regarding leverage and related risks.

Derivatives

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indices or currencies. The Fund and Subadvisers may use various derivative strategies to try to improve the Fund’s returns by managing risks, such as by using hedging techniques to try to protect the Fund’s assets. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, indices or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). The Fund may be limited in its use of derivatives by rules adopted by the SEC governing derivatives transactions, such as Rule 18f-4 under the Investment Company Act, described below. Although the Fund has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

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The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the Investment Company Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; and (2) any short sale borrowing. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written DRMP and comply with a relative or absolute limit on Fund leverage risk calculated based on VaR. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board and periodically reviews the DRMP and reports to the Fund’s Board. The Fund will rely on a separate exemption in Rule 18f- 4(e) when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash the equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on the exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met.

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates or to enhance returns. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Options on Securities and Financial Indices. The Fund may purchase and sell put and call options on securities, and financial indices traded on U.S. or non-U.S. securities exchanges, on NASDAQ or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium.

Temporary Strategies

At times the Manager may judge that conditions in the markets make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its shareholders. During temporary periods or in order to keep the Fund’s cash fully invested until the net proceeds of this offering of Common Shares can be invested in accordance with the Fund’s primary investment strategies, including during the initial ramp-up of the Fund’s portfolio, the Fund may deviate from its investment policies and objectives. At such times the Manager may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of the Fund’s assets. If the Fund takes a temporary position, it may be unable to achieve its investment objective.

In implementing these temporary strategies, the Fund may invest all or a portion of its assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents that the Manager considers consistent with this strategy.

It is impossible to predict when, or for how long, the Fund will use these temporary strategies. There can be no assurance that such strategies will be successful.

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Principal Strategies

The following provides information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objective and Policies” in the Statement of Additional Information.

High Yield Securities

The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below “investment grade” by at least one of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings or Fitch, or unrated but determined by PGIM to be of comparable quality. “Investment grade” means a rating, in the case of Moody’s, of Baa3 or higher, or in the case of S&P and Fitch, of BBB-or higher. The Fund may invest in securities of stressed or distressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more NRSROs or, if unrated, are determined by PGIM to be of comparable quality. The Fund may invest in defaulted securities and debtor-in-possession financings. Below investment grade securities are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain ratings agencies. The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue high yield securities in which the Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

Credit ratings and unrated securities

Rating agencies are private services that provide ratings of the credit quality of debt obligations. Appendix A to this prospectus describes the various ratings assigned to debt obligations by Moody’s, S&P and Fitch. As noted in Appendix A, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The ratings of a debt security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held by the Fund. The Fund may invest without limit in unrated securities (which are not rated by a rating agency) if PGIM determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making determinations, PGIM may take into account different factors than those taken into account by rating agencies, and PGIM’s rating of a security may differ from the rating that a rating agency may have given the same securities. Unrated securities may be less liquid than comparable rated securities and involve the risk that PGIM may not accurately evaluate the security’s comparative credit quality, which could result in the Fund’s portfolio having a higher level of credit and/or high yield risk than PGIM has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. The Fund may invest a substantial portion of its assets in unrated securities and therefore may be particularly subject to the associated risks. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

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Mortgage-Related and Other Asset-Backed Instruments

The Fund may invest in a variety of mortgage-related and other asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers. Mortgage-related assets include, but are not limited to, any security, instrument or other asset that is related to U.S. or non U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass- through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Such mortgage loans may include reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time securitized. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related assets (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The mortgage market in the United States has experienced heightened difficulties over the past several years that may adversely affect the performance and market value of mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien residential mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of property values (as has recently been experienced and may continue to be experienced in many markets) may exacerbate such delinquencies and losses. Borrowers with adjustable-rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal U.S. governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders.

FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the long-term effects it may have on the market for mortgage-backed securities are uncertain. FNMA and FHLMC also securitize RPLs. For example, in FNMA’s case, the RPLs are single-family, fixed rate reperforming loans that generally were previously placed in an MBS trust guaranteed by FNMA, purchased from the trust by FNMA and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e., performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, FNMA follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. FNMA may include different loan structures and modification programs in the future.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the Senior Preferred Stock Purchase Agreements which included additional financial support to certain governmentally supported entities, including the FHLBs, FNMA and FHLMC. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations.

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FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security should be purchased for the Fund. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may, however, invest in mortgage-related securities without insurance or guarantees if PGIM believes that the securities will help to achieve the Fund’s investment objective. Securities issued by certain private organizations may not be readily marketable.

Privately Issued Mortgage-Related Securities

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PGIM determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

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Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust.

Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms. To the extent third party entities involved with privately issued mortgage-related securities are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-related securities, including the Fund. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including the Fund, to cover legal or related costs. Any such action could result in losses to the Fund.

PGIM seeks to manage the portion of the Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, PGIM will consider a number of factors. These may include, but are not limited to: (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien - Jumbo/Prime, First Lien - Alt-A, First Lien - Subprime, First Lien - Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.

Collateralized Mortgage Obligations

A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are generally collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA and their income streams. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. The riskiest portion is the “equity” tranche which bears the bulk of defaults and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed instruments.

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Commercial Mortgage-Backed Securities

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed instruments.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (or IO) class of stripped mortgage-backed securities (described below). In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability.

Adjustable Rate Mortgage-Backed Securities

ARMs have interest rates that reset at periodic intervals. Acquiring ARMs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. Such ARMs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARM, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable-rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable-rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

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Collateralized Bond Obligations, Collateralized Loan Obligations and other Collateralized Debt Obligations

The Fund may invest in each of CBOs, CLOs, other CDOs and other similarly structured securities. CBOs, CLOs and CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately-issued mortgage-related securities, commercial privately-issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses. For CBOs, CLOs and CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. The Fund may invest in any tranche, including the equity tranche, of a CBO, CLO or other CDO. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid investments, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A under the Securities Act. In addition to the normal risks associated with debt instruments discussed elsewhere in this prospectus and in the Statement of Additional Information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates) and default risk), CBOs, CLOs and other CDOs may carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default; (iii) the possibility that investments in CBOs, CLOs and other CDOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities

Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. ABS are typically issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan ABS, are subject to interest rate risk and prepayment risk. A change in interest can affect the pace of payments on the underlying loans, which in turn affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS. In addition, ABS have structural risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. Please see “Investment Objective and Strategies—Mortgage-Related and Other Asset-Backed Instruments” and “Risks—Mortgage-Backed and Asset-Backed Securities Risk” in this prospectus for a more detailed description of the types of mortgage-related and other asset-backed instruments in which the Fund may invest and their related risks.

Loans and Other Indebtedness, Loan Participations and Assignments

The Fund may purchase indebtedness and participations in loans held and/or originated by private financial institutions, including commercial and residential mortgage loans, corporate loans and consumer loans, as well as interests and/or servicing or similar rights in such loans. Such instruments may be secured or unsecured and may be newly-originated (and may be specifically designed for the Fund). Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public whereas indebtedness may not be a security, and may represent a specific loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations that the Fund may acquire may not be rated by any NRSRO. A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of the loan. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the NAV, market share price and/ or yield of the Common Shares could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

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The Fund may acquire loans and loan participations, or originate loans with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor in quality involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when acquiring indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount of the instrument acquired. The Fund may make purchases of indebtedness and loan participations to achieve income and/or capital appreciation, rather than to seek income. The Fund limits the amount of its total assets that it will invest in issuers within the same industry (except with respect to the Fund’s policy to concentrate in mortgage-related assets). For purposes of this limit, the Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness (which the Fund may purchase or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. In connection with certain loan transactions, transaction costs that are borne by the Fund may include the expenses of third parties that are retained to assist with reviewing and conducting diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, the Fund may incur such costs in connection with loan transactions that are pursued by the Fund but not ultimately consummated (so-called “broken deal costs”). In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.

Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PGIM believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Acquisitions of loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund. Acquisitions of loans through a purchase of a loan, loan origination or direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. If a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on PGIM’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

For whole loans purchased by the Fund (which would not include, for example, underlying loans in a securitized product held by the Fund), it is expected that a qualified custodian of the Fund will typically receive or be provided with access to an executed loan package. While the executed packages may differ for certain investments, it is typically comprised of evidence in the form of a promissory note or similar document, an executed copy of the underlying loan agreement or security instrument, and an executed copy of the loan assignment. Although the Fund’s custodian would have access to loan files, whether in electronic form or otherwise, it is expected that the enforcement of the loans will generally be handled by the loan servicer. The Fund may make, participate in or acquire debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the property securing the DIP financing.

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Loan Origination

The Fund may seek to originate loans, specifically through direct lending to companies or corporations, including foreign (non-U.S.) entities, which may be in the form of, without limitation, corporate loans or other types of loans, which may be in the form of secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. Such borrowers may have credit ratings that are determined by one or more NRSROs or PGIM to be below investment grade. The loans the Fund originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law or the Fund’s fundamental investment restrictions and related interpretations. The Fund’s origination of loans may also be limited by the Fund’s intention to qualify as a RIC. The Fund will retain all fees received in connection with originating or structuring the terms of any such loan.

PGIM Fixed Income utilizes a rigorous bottom-up, relative value-based investment approach with a focus on emphasizing company fundamentals to identify creditworthy borrowers and reduce downside risk from defaults.

Throughout the underwriting process, PGIM Fixed Income may consider the following to evaluate the opportunity: an assessment of industry fundamentals, asset  assessment, management expertise, suite of products/services, competitive position in its markets, barriers to entry, valuation, operating and financial performance (historical and forward looking), organic and inorganic growth prospects, as well as the expansion potential of its markets. PGIM Fixed Income seeks to identify the specific sources of cash flow and whether they are recurring or one-time in nature. PGIM Fixed Income also reviews an issuer’s other available sources of cash and liquidity, which may include the type and scope of available bank lines, access to capital markets (both debt and equity), and asset values.  PGIM Fixed Income typically assesses issuers within a given industry and across the relevant industries in a sector to seek to determine the degrees of relative value. This proprietary relative value process is periodically performed across the global leverage finance platform and used to guide portfolio construction across range of strategies that have exposure.

The Fund may make investments in debt instruments and other securities directly or through one or more wholly-owned and controlled subsidiaries formed by the Fund (each, a “Subsidiary”). References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The Fund will treat a Subsidiary’s assets as assets of the Fund for purposes of determining compliance with various provisions of the 1940 Act applicable to the Fund, including those relating to investment policies (Section 8), capital structure and leverage (Section 18) and affiliated transactions and custody (Section 17).

In determining whether to make a direct loan, the Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.

As part of its lending activities, the Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings or that are rated “below investment grade” by a national recognized ratings agency. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan.

Bridge loans are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time. Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

Various state licensing requirements could apply to the Fund with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or PGIM operates or has offices. In states in which it is licensed, the Fund or PGIM will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or PGIM’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or PGIM’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest. Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

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Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Reverse Repurchase Agreements and Dollar Rolls

As described under “Leverage,” the Fund may use, among other things, reverse repurchase agreements and/or dollar rolls/buy backs to add leverage to its portfolio. Under a reverse repurchase agreement, the Fund sells securities to a bank or broker dealer and agrees to repurchase the securities at a mutually agreed future date and price. A dollar roll/buy back is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll/buy back transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” Generally, the effect of a reverse repurchase agreement or dollar roll/buy back transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities, thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund. The Fund will incur interest expense as a cost of utilizing reverse repurchase agreements and dollar rolls/buy backs. In the event the buyer of securities under a reverse repurchase agreement or dollar roll/buy back files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

U.S. Government Securities

U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Fund’s Common Shares. Some U.S. government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the FHLBs, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the instrumentality. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Inverse Floaters

An inverse floater is a type of debt instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed-rate bond. The Fund may invest without limitation in inverse floaters, which brokers typically create by depositing an income-producing instrument, which may be a mortgage-related asset, in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. In a transaction in which the Fund purchases an inverse floater from a trust, and the underlying bond was held by the Fund prior to being deposited into the trust, the Fund typically treats the transaction as a secured borrowing for financial reporting purposes. As a result, for financial reporting purposes, the Fund will generally incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s NAV per Common Share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to inverse floaters acquired by the Fund when the Fund did not previously own the underlying bond.

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Foreign (Non-U.S.) Investments

The Fund may invest some or all of its assets in U.S. dollar-denominated debt obligations of foreign issuers or supranational government agencies. Subject to the limitations set forth in this prospectus, the Fund may invest in securities denominated in foreign currencies, including sovereign debt issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. As a holder of such debt securities, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted foreign debt securities may be collected. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See “Risks—Non-U.S. Investment Risks.” PGIM generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PGIM generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country, or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PGIM using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PGIM. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. Further, where a derivative instrument is exposed to an index, PGIM generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the preceding sentence.

The foreign securities in which the Fund may invest include without limitation Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, interest rate risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding or other taxes; market disruptions, the possibility of security suspensions; the expropriation or nationalization of foreign issuers or the imposition of sanctions or other similar measures.

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Derivative Strategies

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) for investment purposes, leveraging purposes, or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. See “Leverage.” Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes. Examples of derivative instruments that the Fund may use include, without limitation, futures and forward contracts (including foreign currency exchange contracts), call and put options (including options on futures contracts), credit default swaps, total return swaps, basis swaps and other swap agreements. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Risks—Derivatives Risk.” Certain types of derivative instruments that the Fund may utilize are described elsewhere in this section, including those described under “Certain Interest Rate Transactions,” “Hybrid Instruments,” “Credit Default Swaps” and “Structured Notes and Related Instruments.” Please see “Investment Policies and Techniques—Derivatives” in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that PGIM will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund.

Certain Interest Rate Transactions

In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund may (but is not required to) enter into interest rate swap transactions. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. These transactions generally involve an agreement with the swap counterparty to pay a fixed or variable rate payment in exchange for the counterparty paying the Fund the other type of payment stream (i.e., variable or fixed). The payment obligation would be based on the notional amount of the swap. Other forms of interest rate swap agreements in which the Fund may invest include without limitation interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate “collars,” under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may (but is not required to) use interest rate swap transactions with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Fund’s Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. Any termination of an interest rate swap transaction could result in a termination payment by or to the Fund.

Credit Default Swaps

The Fund may enter into credit default swaps for both investment and risk management purposes, as well as to add leverage to the Fund’s portfolio. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. Rather than exchange the bonds for par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction).

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swaps on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk, among other risks associated with derivative instruments. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap will be accrued daily (offset against any amounts owing to the Fund).

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Private Placements

A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Rule 144A Securities

The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid.

“Covenant-lite” Obligations

The Fund may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack, or possess fewer, financial covenants that protect lenders. Covenant-lite agreements feature incurrence covenants, as opposed to more restrictive maintenance covenants. Under a maintenance covenant, the borrower would need to meet regular, specific financial tests, while under an incurrence covenant, the borrower only would be required to comply with the financial tests at the time it takes certain actions (e.g., issuing additional debt, paying a dividend, making an acquisition). A covenant-lite obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund would seek to sell the securities which it holds. This could involve costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for the Fund.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) generally involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Sales of portfolio securities may also result in realization of taxable capital gains, including short-term capital gains (which are generally treated as ordinary income upon distribution in the form of dividends). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. Please see “Investment Objective and Policies” in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

Additional Information (Non-Principal Strategies)

The following provides additional information regarding the types of securities and other instruments in which the Fund may invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objective and Policies” in the Statement of Additional Information.

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Bonds

The Fund may invest in a wide variety of bonds of varying maturities issued by non-U.S. (foreign) and U.S. corporations and other business entities, governments and quasi-governmental entities and municipalities and other issuers. Bonds may include, among other things, fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

Preferred Securities

Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred securities usually do not have voting rights. Preferred securities in some instances are convertible into common stock. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred securities offer a fixed rate of return with no maturity date. Because they never mature, these preferred securities may act like long-term bonds, can be more volatile than other types of preferred securities and may have heightened sensitivity to changes in interest rates. Other preferred securities have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such securities. Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stock. They are like debt securities in that their stated income is generally contractually fixed. They are like common stocks in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

In order to be payable, dividends on preferred securities must be declared by the issuer’s board of directors. In addition, distributions on preferred securities may be subject to deferral and thus may not be automatically payable. Income payments on some preferred securities are cumulative, causing dividends and distributions to accrue even if they are not declared by the board of directors of the issuer or otherwise made payable. Other preferred securities are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred securities have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes affecting the issuers’ industries or sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged. The dividends paid on the preferred securities in which the Fund may invest might not be eligible for tax-advantaged “qualified dividend” treatment. See “Certain U.S. Federal Income Tax Considerations.” Because the claim on an issuer’s earnings represented by preferred securities may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection in which the security is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Convertible Securities and Synthetic Convertible Securities

Convertible securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock) have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

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Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for equity-related capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, that is, an income-producing component and the right to acquire a convertible component. The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Risks—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Contingent Convertible Securities

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity of the issuer or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have an adverse effect on the market price of CoCos. CoCos are often rated below investment grade and are subject to the risks of high yield securities.

Because CoCos are issued primarily by financial institutions, CoCos may present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.

Some additional risks associated with CoCos include, but are not limited to:

Loss absorption risk

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. In addition, CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the issuer absorb losses and may be suspended in the event there are insufficient distributable reserves.

Subordinated instruments

CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument. Market value will fluctuate based on unpredictable factors. The trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities. The value of CoCos is unpredictable and could be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

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Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Bank Capital Securities and Bank Obligations

The Fund may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Upper Tier II securities are commonly thought of as hybrids of debt and preferred securities. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities. The Fund may also invest in other bank obligations including without limitation certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities Risk

Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. PIKs are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

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Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities the principal value of which is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury Inflation Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as “iSTRIPS”). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market. Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation-indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See “Certain U.S. Federal Income Tax Considerations” in this prospectus.

Event-Linked Instruments

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion of or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Variable- and Floating-Rate Securities

Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to senior loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.

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Emerging Markets Investments

The Fund may invest in securities and instruments by emerging market issuers that are economically tied to “emerging market” countries. PGIM generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below.

With respect to derivative instruments, PGIM generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or an instrument’s “country of exposure” is an emerging market country. PGIM will consider emerging market country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

The Fund generally considers emerging market countries to be countries included in the JP Morgan Emerging Markets Bond Index Global Diversified Index, the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index, the JP Morgan Emerging Local Markets Index Plus or the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified.

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Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities and currency markets of the United States and other developed markets and disclosure and regulatory standards in many respects are less stringent.

There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Government enforcement of existing securities regulations is limited, and any enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging market countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

Economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of emerging market countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging market countries may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other investment-related costs may be more expensive in emerging markets than in many developed markets, which could reduce the Fund’s income from securities or debt instruments of emerging market country issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market conditions, prices and yields of securities in the Fund’s portfolio.

Emerging market countries are more likely than developed market countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect investments in these countries. No assurance can be given that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments in emerging market countries or interest/dividend income thereon.

Foreign investment in certain emerging market country securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market country securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests. Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.

Also, because publicly traded debt instruments of emerging market issuers represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions. As reflected in the above discussion, investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign developed countries. See “Risks—Non-U.S. Investment Risks.”

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Foreign Currencies and Related Transactions

The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and the income received by the Fund from many foreign debt obligations will be paid in foreign currencies. The Fund also may invest in or gain exposure to foreign currencies themselves for investment or hedging purposes. The Fund’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. See “Risks—Currency Risk.” The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies. For instance, the Fund may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. Contracts to sell foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although PGIM has the flexibility to engage in such transactions for the Fund, it may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

The Fund may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by PGIM.

Please see “Investment Policies and Techniques—Foreign (Non-U.S.) Investments,” “Investment Policies and Techniques—Foreign Exchange Transactions” and “Investment Policies and Techniques—Currency Risk and Exchange Risk” in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest or engage and their related risks.

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Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional bond, stock or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Common Shares if the Fund invests in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

The Fund’s use of commodity-linked instruments may be limited by the Fund’s intention to qualify as a RIC and may limit the Fund’s ability to so qualify. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Income from certain commodity-linked instruments does not constitute qualifying income to the Fund. The tax treatment of certain other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitute qualifying income. If the Fund were to treat income from a particular instrument as qualifying income and the income were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level. See “Certain U.S. Federal Income Tax Considerations.”

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Structured Notes and Related Instruments

The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Fund may use structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio, and for leveraging purposes. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by PGIM, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if PGIM chooses to use structured instruments to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

Credit-Linked Trust Certificates

The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of derivative instruments, such as credit default swaps, total return swaps, interest rate swaps or other securities, in order to provide exposure to the high yield or another debt securities market. Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, valuation risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Risks—Liquidity Risk.” If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value. See “Net Asset Value—Calculation of NAV.” The Fund may lose its entire investment in a credit-linked trust certificate.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies (including those advised by PGIM), including, without limitation, ETFs, to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act, the rules thereunder or exemptive relief therefrom. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PGIM believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom.

Investing in another investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the values of the portfolio securities may fluctuate due to changes in the financial condition of the securities’ issuers and other market factors. An investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance.

The Fund will indirectly bear its pro rata share of the fees and expenses incurred by an investment company, including investment companies managed by the Manager, subadviser(s) or an affiliate, in which it invests, including advisory fees (to the extent not offset by the Manager, subadviser(s) or an affiliate through waivers). In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

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The Central Funds are registered investment companies created for use by certain registered investment companies advised by PGIM in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. See “Risks—Leverage Risk.”

Common Stocks and Other Equity Securities

Subject to applicable limits under the 1940 Act, the Fund may also invest in equity, including common stocks, common shares of other investment companies (including those advised by PGIM), such as open-end or closed-end management investment companies and exchange-traded funds, and equity securities of REITs. Common stocks include common shares and other common equity interests issued by public or private issuers and for the avoidance of doubt, equity the Fund has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt. For instance, in connection with the restructuring of a debt instrument, either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept common stocks or other equity securities in exchange for all or a portion of the debt instrument. Depending upon, among other things, PGIM’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold these equity securities in its portfolio. Although common stocks and other equity securities have historically generated higher average returns than debt securities over the long term, they also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets and a decline in those markets may depress the prices of the equity securities held by the Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The Fund may invest in common shares of pooled vehicles, such as those of other investment companies, and in common shares of REITs.

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When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities that it is eligible to purchase or sell on a when-issued basis, may purchase or sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. When the Fund has sold a security on a when-issued, delayed-delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed-delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.

Short Sales

A short sale is a transaction in which the Fund sells a security or other instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment purposes or for hedging and risk management purposes. The Fund may also take short positions with respect to the performance of securities, indexes, interest rates, currencies and other assets or markets through the use of derivative or forward instruments. When the Fund engages in a short sale of a security, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the Fund’s custodian in the name of the lender. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales when it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund’s losses theoretically could be unlimited.

A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and securities being hedged if the short sale is being used for hedging purposes. See “Risks—Derivatives Risk.” See also “Risks—Leverage Risk.” The Fund may engage in short selling to the extent permitted by the 1940 Act and other federal securities laws

Subsidiaries

The Fund may execute its strategy by investing through a Subsidiary. The Fund does not currently intend to sell or transfer all or any portion of its ownership interest in a Subsidiary. The Fund reserves the right to establish Subsidiaries through which the Fund may execute its strategy.

Securities Lending

Consistent with applicable regulatory requirements, the Fund may lend portfolio securities with a value up to 33 1⁄3% of its total assets to brokers, dealers and other financial organizations to earn additional income. Loans of portfolio securities will be collateralized by cash. Cash collateral will be invested in an affiliated prime money market fund.

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LEVERAGE

The Fund may seek to enhance the level of its current distributions to its Common Shareholders and capital appreciation through the use of leverage, subject to the limitations of the Investment Company Act. The Fund may incur entity level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”), which is limited to 33 1∕3% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such Borrowings.

In addition, the Fund may use investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1∕3% limitation if effected in compliance with applicable SEC rules and guidance. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such issuance. See “Leverage” and “Risks — Leverage Risk.”

Borrowings (and any preferred shares) have seniority over Common Shares. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board of Trustees may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and may be significant. Any Borrowings and preferred shares (if issued) leverage investments in Common Shares. Holders of Common Shares bear the costs associated with any Borrowings. The Board may authorize the use of leverage through Borrowings and preferred shares without the approval of the holders of Common Shares.

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The Fund may choose not to use leverage at all times, and the amount of leverage used by the Fund may vary depending upon a number of factors, including the Manager’s and the Subadvisers’ outlook for the market and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund’s leveraging strategy will be successful.

There can be no assurance, however, that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent. The Fund generally will utilize leverage only if it anticipates that the Fund’s leveraged capital structure would result in a higher return to Common Shareholders than that obtainable if the Common Shares were unleveraged for any significant amount of time. The Fund also may borrow in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of PGIM Investments, as permitted by applicable law.

The Fund’s use of leverage is premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred shares. Such difference in return may result from the short term nature of the Fund’s borrowing compared to the longer term nature of its investments. If the assets of the Fund are invested in higher yielding portfolio investments, Common Shareholders will be the beneficiaries of the incremental return. Should the differential between the return on underlying assets and cost of leverage narrow, any incremental return will be reduced or eliminated. Furthermore, if long term interest rates rise, the NAV of the Common Shares is expected to decline in value.

Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net income, distributions and/or NAV in relation to market changes, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred shares may affect the return to Common Shareholders and increased operating costs, which may reduce the Fund’s total return. To the extent the income or capital appreciation derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, PGIM Investments and/or the Subadvisers in their best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional series of preferred shares involves offering expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Shares or to engage in other activities. Borrowings and the issuance of a class of preferred shares create an opportunity for greater return per share of Common Shares, but at the same time such borrowing is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on the Common Shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. PGIM Investments and the Subadvisers do not anticipate that these covenants or restrictions will adversely affect their ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Subadvisers otherwise view as favorable. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more NRSROs that may issue ratings for any short term debt instruments or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede PGIM Investments or PGIM from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund may engage in leverage through the issuance of notes or other debt securities or preferred shares. Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred shares. The involuntary liquidation preference refers to the amount to which the preferred shares would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares or purchase its Common Shares unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable. Under the Investment Company Act, holders of the preferred shares would be entitled to elect two Trustees of the Fund at all times and to elect a majority of the Trustees if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends. Holders of the preferred shares would continue to have the right to elect a majority of the Trustees until all dividends in arrears have been paid. In addition, holders of the preferred shares would also be entitled to vote separately as a class on certain matters, which may at times give holders of preferred shares disproportionate influence over the Fund’s affairs.

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Under the Investment Company Act, the Fund generally is not permitted to incur indebtedness, including through borrowings and the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The Investment Company Act contains an exception, however, that permits dividends to be declared upon any preferred shares issued by the Fund if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In addition, if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. Further, the Investment Company Act requires (in certain circumstances) that holders of the Fund’s senior securities representing indebtedness be provided with certain voting rights or that an event of default be deemed to have occurred in the event certain asset coverage requirements specified in Section 18(a) of the Investment Company Act are not met.

The Fund’s willingness to borrow money and issue preferred shares for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on PGIM Investments’ or PGIM’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

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RISKS

The Fund is designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. At any point in time your investment in the Fund may be worth less than you invested, even after taking into account the reinvestment of Fund dividends, distributions or interest payments, as applicable.

The Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment. Below is a summary of some of the principal risks of investing in the Fund.

Shareholders should consider carefully the following principal risks before investing in the Fund:

No History of Operations. The Fund is a recently organized, diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.

General, Market and Economic Risks. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions (including those associated with COVID-19 or other infectious disease outbreaks). International wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war) and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures, as well as any additional future regulatory actions, is not yet known and cannot be predicted.

Legislation or regulation may also change the way in which the Fund itself is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. The current domestic political environment, as well as political and diplomatic events within the U.S. and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Because the market price of the Common Shares will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the market price of the Common Shares decreases. As with any security, a complete loss of your investment is possible.

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Repurchase Offers Risk. As described under “Periodic Repurchase Offers” above, the Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, with the size of the repurchase offer subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Investment Company Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.

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If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the Common Shares tendered by each shareholder. In addition, substantial repurchases of Common Shares could result in a decrease in the Fund's net assets, resulting in an increase in the Fund's total annual operating expense ratio. See “Repurchase Offers Risk” above for additional information about certain risks related to Repurchase Offers.

Illiquid Investment Risk. To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund may invest without limit in illiquid securities, although the Fund does not expect to invest significantly in illiquid securities. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s shareholders. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The Fund may invest in privately-held companies, below-investment-grade instruments (“junk” bonds), securities which are at risk of default as to the repayment of principal and/or interest at the time of acquisition by the fund or are rated in the lower rating categories or are unrated, which may be difficult to value and may be illiquid.

Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed by the Board at any time without shareholder approval.

Liquidity Risk. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. The Fund is designed primarily for long-term investors and an investment in the Common Shares should be considered illiquid. The Common Shares are not currently listed for trading on any securities exchange. There is currently no public market for the Common Shares and none is expected to develop. Although the Fund may offer to repurchase Common Shares from shareholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Reliance on Investment Professionals. As of the date of this prospectus, the Fund has made a [limited number of investments] and the success of the Fund will therefore depend on the ability of the Manager and/or the Subadvisers and their respective affiliates to identify and consummate suitable investments and to, when relevant, exit investments of the Fund prudently.

Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Common Shares offered hereby within three months from receipt thereof, such investments may be delayed if suitable investments are unavailable at the time. Delays which the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.

Competition Risk. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of institutional investors, including specialty finance companies, public and private funds (including other funds managed by the Manager or the Subadvisers), REITs, commercial and investment banks, commercial finance and insurance companies and other financial institutions.

Valuation Risk. The value of certain of the Fund's investments will be difficult to determine and the valuation determinations made by the Manager and Subadviser with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. See “Net Asset Value.”

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Loans Risk. The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund's access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder repurchase requests, present a risk to shareholders regarding the Fund's ability to pay repurchase offer proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the subadviser’s credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Loan Origination Risk. The Subadvisers will originate loans on behalf of the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties, is high. There can be no assurance that the Subadvisers and the Fund will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

Loan origination involves a number of particular risks that may not exist in the case of secondary debt purchases. A Subadviser may have to rely more on its own resources to conduct due diligence of the borrower, and such borrower may in some circumstances present a higher credit risk and/or could not obtain debt financing in the syndicated markets. Loan origination may also involve additional regulatory risks given licensing requirements for certain types of lending in some jurisdictions, and the scope of these regulatory requirements (and certain permitted exemptions) may vary from jurisdiction to jurisdiction and may change from time to time. In addition, in originating loans, the Fund will compete with a broad spectrum of lenders, some of which may have greater financial resources than the Fund, and some of which may be willing to lend money on better terms (from a borrower’s standpoint) than the Fund. Increased competition for, or a diminution in the available supply of, qualifying loans may result in lower yields on such loans, which could reduce returns to the Fund. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies, particularly companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Subadvisers will correctly evaluate the value of the assets collateralizing these loans or the prospects for successful repayment or a successful reorganization or similar action.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund.

Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks, including prepayment risk, extension risk, credit risk and interest rate risk. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

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Structured Products Risk. Holders of structured product securities bear risks of the underlying investments, index or reference obligation. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. The possible lack of a liquid secondary market for structured securities and the resulting inability of the Fund to sell a structured security could expose the Fund to losses and could make structured securities more difficult for the Fund to value accurately, which may also result in additional costs. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with investments in fixed income, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured securities are generally privately negotiated debt obligations where the principal and/or interest or value of the structured security is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference instrument”), and changes in the reference instrument or security may cause significant price fluctuations, or could cause the interest rate on the structured security to be reduced to zero. Holders of structured products indirectly bear risks associated with the reference instrument, are subject to counterparty risk and typically do not have direct rights against the reference instrument. Structured products may also entail structural complexity and documentation risk and there is no guarantee that the courts or administrators will interpret the priority of principal and interest payments as expected.

Fixed Income Instruments Risk. In addition to the other risks described herein, fixed income instruments are also subject to certain risks, including:

•	Issuer Risk. The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

•	Interest Rate Risk. The value of the Fund’s investments may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. Interest rates are at or near historical lows, which may increase the risks associated with rising interest rates in the future. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadvisers. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may utilize certain strategies, including investments in derivatives, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

•	Duration Risk. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

•	Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

•	Prepayment Risk. During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

•	Extension Risk. During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate.

•	Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

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•	Credit Risk. Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

•	Refinancing Risk. This is the risk that one or more issuers of fixed income instruments in the Fund’s portfolio may not be able to pay off their debt upon maturity. During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund. This could negatively affect the Fund’s NAV or overall return.

Distressed and Defaulted Obligations Risk. The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted loans. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

Among the risks inherent in investments in troubled entities is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investments. Obligations in which the Fund invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. Unless such loans are most senior, in any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate investors adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new investment the value of which will be less than the purchase price to the Fund of the investment in respect to which such distribution was made.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk. The Fund’s investments in below investment grade quality securities and instruments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Below investment grade instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Subadvisers’ judgment about the credit quality of an issuer and the relative value of its instruments may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund, particularly to the extent that the issuers of these instruments default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such instruments, including when the Fund may stop reporting interest income or claim a loss on such instruments, may not be clear. Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. In particular, lower rated high yield instruments entail a higher risk of default. Such instruments present substantial credit risk and default is a real possibility. Such instruments may be illiquid and the prices at which such instruments may be sold may represent a substantial discount to what the Subadvisers believe to be the ultimate value of such instruments.

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Inflation Risk. Globally, inflation and rapid fluctuations in inflation rates have in the past had negative effects on economies and financial markets, particularly in emerging economies, and may do so in the future. Wages and prices of inputs increase during periods of inflation, which can negatively impact returns on investments. In an attempt to stabilize inflation, governments may impose wage and price controls, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on levels of economic activity.

In the United States, inflation has accelerated in recent months as a result of global supply chain disruptions, a rise in energy prices, strong consumer spending and other factors. Inflationary pressures have increased the costs of labor, energy, and raw materials, and have adversely affected consumer spending, economic growth, and the operations of companies in the U.S. and globally, and have resulted in a tightening of monetary policy by the U.S. Federal Reserve. Inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten further in response. Inflation could become a serious problem in the future and have an adverse impact on the Fund’s returns.

Derivatives Risk. The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes.

The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

•	Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

•	Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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•	Leverage Risk. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk. The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.

•	Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depend in part on the ability of the Manager and Subadvisers to predict pertinent market movements, which cannot be assured.

•	Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Regulatory Risk. Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements and initial margining requirements have recently been phased in. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund. In addition, the Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in certain derivatives, or (ii) markets itself as providing investment exposure to such instruments. CFTC Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Manager and Subadvisers to claim this exclusion with respect to the Fund, the Fund will limit its use of such derivatives (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions, or (ii) the aggregate net notional value of its derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Additionally, the Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC, and the Manager and Subadvisers have claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Manager and Subadvisers are not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

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Credit Default Swaps Risk. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. A buyer of credit protection also may lose its investment and recover nothing should no credit event occur. If a credit event were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Further, in certain circumstances, the buyer can receive the notional value of a credit default swap only by delivering a physical security to the seller, and is at risk if such deliverable security is unavailable or illiquid. Such a delivery “crunch” is a distinct risk of these investments.

The credit derivatives market is a rapidly evolving market. As a result, different participants in the credit derivatives markets may have different practices or interpretations with respect to applicable terms and definitions, and ambiguities concerning such terms or definitions, may be interpreted or resolved in ways that are adverse to the Fund. Additionally, there may be circumstances and market conditions (including the possibility of a large number of buyers of credit default swaps being required to deliver the same physical security in the same time frame) that have not yet been experienced that could have adverse effects on the Fund’s investments.

Leverage Risk. Although the Fund may utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund. There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Shares dividends, but also creates special risks and considerations for Common Shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of Common Shares than a comparable fund without leverage;
•	the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;
•	magnified interest rate risk, which is the risk that the prices of certain of the portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;

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•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged; and
•	leverage may increase expenses (which will be borne entirely by Common Shareholders), which may reduce the Fund’s NAV and the total return to Common Shareholders.

Potential Conflicts of Interest Risk. The Manager and Subadvisers serve as adviser or subadvisers to other vehicles that have the same or similar investment objectives and investment strategies to those of the Fund. As a result, the Manager and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts. Conflicts of interest exist or could arise in the future as a result of the relationships between the Fund and its affiliates, on the one hand, and the Fund’s wholly-owned operating partnership or any partner thereof, on the other. For further information on potential conflicts of interest, see “Conflicts of Interest.”

Allocation of Investment Opportunities Risk. Certain other existing or future funds, investment vehicles and accounts managed by the Manager and its affiliates and PGIM affiliated proprietary entities invest in securities, properties and other assets in which the Fund may seek to invest. Allocation of identified investment opportunities among the Fund, the Manager and other PGIM affiliated investment vehicles presents inherent conflicts of interest where demand exceeds available supply. While the Manager believes it is likely that there will be some overlap of investment opportunities for the Fund and other PGIM affiliated investment vehicles and PGIM affiliated proprietary accounts from time to time, the Fund’s stock of investment opportunities may be materially affected by competition from other PGIM affiliated investment vehicles and PGIM affiliated proprietary entities. Investors should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund. See “Management and Advisory Arrangements — Allocation of Investment Opportunities” and “Conflicts of Interest.”

Best Efforts Offering Risk. This offering is being made on a “best efforts” basis, meaning the Distributor and broker-dealers participating in the offering are only required to use their best efforts to sell shares and have no firm commitment or obligation to sell any of the shares. Even though the Fund has acquired the initial portfolio, such portfolio by itself is not diversified. Further, if the Distributor is unable to raise substantial funds in this offering, the Board may seek the approval of the Fund’s shareholders to sell all or substantially all of the Fund’s assets and dissolve the Fund. In the event of the liquidation, dissolution or winding up of the Fund, shareholders are entitled to receive the then-current NAV per share of the assets legally available for distribution to the Fund’s shareholders, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon.

Anti-Takeover Provisions. Certain provisions of the Fund’s certificate of trust and bylaws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund’s structure. These provisions may inhibit a change of control in circumstances that could give the shareholders the opportunity to realize a premium over the value of the Common Shares.

Non-U.S. Investment Risks. The Fund may invest in non-U.S. investments, which may include investments denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Such investments may involve a broad range of economic, non-U.S. currency and exchange rate, political, legal, tax and financial risks not typically associated with investments in U.S. companies. Such risks include, but are not limited to, (i) the risk of nationalization or expropriation of assets or confiscatory taxation, (ii) negative diplomatic developments and social, economic and political uncertainty, including war and revolution, (iii) dependence on exports and the corresponding importance of international trade, (iv) greater price fluctuations and market volatility, less liquidity and smaller capitalization of securities markets, (v) currency exchange rate fluctuations, (vi) higher rates of inflation, (vii) controls on, and changes in controls on, foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for United States dollars, (viii) governmental involvement in and control over the economies and other aspects of the private sector, (ix) governmental decisions to discontinue support of economic reform programs generally and to impose centrally planned economies, (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers, (xi) less extensive regulation of the securities markets, (xii) longer settlement periods for securities transactions and (xiii) less developed corporate laws regarding fiduciary duties and the protection of investors, and (xiv) taxes that may not be mitigated through refunds or tax treaties. Prior government approval for non-U.S. investments may be required under certain circumstances in some countries, and the process of obtaining these approvals may require a significant expenditure of time and resources. Additionally, certain countries depend heavily on exports to the United States. Accordingly, these countries may be sensitive to fluctuations in U.S. demand and changes in U.S. market conditions. The foregoing factors may increase transaction costs and adversely impact the value of the Fund’s investments in non-U.S. portfolio companies.

Trustees and Officers are subject to limitations on liability and the Fund may indemnify and advance expenses to Trustees and Officers to the extent permitted by law and the Fund’s Declaration of Trust.

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Fund’s Declaration of Trust provides that the Trustees will not be liable to the Fund or shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. The Fund’s Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the Investment Company Act, the Fund will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

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Pursuant to the Declaration of Trust and subject to certain exceptions described therein, the Fund will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, the Fund will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

The Fund will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

Failure of Financial Institutions and Sustained Financial Market Illiquidity. The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which we and/or our portfolio companies have a commercial relationship could adversely affect, among other things, our and/or our portfolio companies’ ability to pursue key strategic initiatives, including by affecting our ability to borrow from financial institutions on favorable terms. Our direct origination platform generally focuses on mature companies backed by well-capitalized equity partners (e.g., private equity firms), typically with significant equity capital invested. In the event a portfolio company, or potential portfolio company, has a commercial relationship with a bank that has failed or is otherwise distressed, such portfolio company may experience delays or other issues in meeting certain obligations or consummating transactions.

Additionally, if a portfolio company’s sponsor has a commercial relationship with a bank that has failed or is otherwise distressed, the portfolio company may experience issues receiving financial support from a sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations. In addition, such bank failure(s) could affect, in certain circumstances, the ability of both affiliated and unaffiliated co-lenders, including syndicate banks or other fund vehicles, to undertake and/or execute co-investment transactions with us, which in turn may result in fewer co-investment opportunities being made available to us or impact our ability to provide additional follow-on support to portfolio companies. Our and our portfolio companies’ ability to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank agreeing to provide financing.

Tax Treatment Limitations and Potential Changes in Tax Treatment Risk. The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) and intends each year to qualify and be eligible to be treated as such. In order to qualify for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for the taxable year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a regulated investment company and can limit the Fund’s ability to qualify and be treated as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is not certain. An adverse determination or future guidance by the IRS might affect the Fund's ability to qualify for such treatment.

If, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund's current or accumulated earnings and profits.

Cyber Security Risk. The Fund is susceptible to operational, information security and other risks related to the use of technology, computer systems and the Internet to conduct business. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

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Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches, whether deliberate or unintentional, arising from the Fund’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadviser, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the Fund invests, may cause significant disruptions in the business operations of the Fund. Potential impacts may include, but are not limited to, potential financial losses for the Fund and the issuers’ securities, the inability of shareholders to conduct transactions with the Fund, an inability of the Fund to calculate NAV, and disclosures of personal or confidential shareholder information.

In addition to direct impacts on Fund shareholders, cyber security failures by the Fund and/or its service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the Fund, and reputational damage. The Fund may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The Fund may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the Fund and its service providers and Subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Fund cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadviser, and the issuers in which the Fund invests.

“Covenant-Lite” Risk. Some of the loans or debt obligations in which the Fund may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Fund may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s net income and NAV.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Repurchase Agreements Risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss.

U.S. Government and Agency Securities Risk. U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

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Short Sales Risk. Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund’s gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. The Fund may also make short sales “against the box.” When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Zero Coupon Bond Risk. Zero coupon bonds may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on the discount amortization of these investments, which it is required to distribute each year. The Fund may be required to sell investments to obtain cash needed for income distributions.

Please note that, in addition to the risks discussed above, there are many other factors that may impact the Fund’s ability to achieve its investment objective and which could result in a loss of all or a part of your investment.

More information about the Fund’s investment strategies and risks appears in the SAI.

Call Risk. Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Corporate Debt Securities Risk. The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate debt securities normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate debt securities. The market value of a corporate debt security also may be affected by factors directly relating to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate debt securities are described elsewhere in this prospectus in further detail. There is a risk that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund may invest in below investment grade corporate bonds, often referred to as “high yield” securities or “junk bonds.” High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse issuer-specific developments. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Manager determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

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Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust.

Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms. To the extent third party entities involved with privately issued mortgage-related securities are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-related securities, including the Fund. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including the Fund, to cover legal or related costs. Any such action could result in losses to the Fund.

The Manager seeks to manage the portion of the Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, the Manager will consider a number of factors. These may include, but are not limited to: (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien - Jumbo/Prime, First Lien - Alt-A, First Lien - Subprime, First Lien - Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.

Subprime Risk. Loans, and debt instruments collateralized by loans acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.

Real Estate Risk. To the extent that the Fund invests in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies, private or public real estate-related loans and real estate-linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include, but are not limited to: the burdens of ownership of real property; general and local economic conditions (such as an oversupply of space or a reduction in demand for space); the supply and demand for properties (including competition based on rental rates); energy and supply shortages; fluctuations in average occupancy and room rates; the attractiveness, type and location of the properties and changes in the relative popularity of commercial properties as an investment; the financial condition and resources of tenants, buyers and sellers of properties; increased mortgage defaults; the quality of maintenance, insurance and management services; changes in the availability of debt financing which may render the sale or refinancing of properties difficult or impracticable; changes in building, environmental and other laws and/or regulations (including those governing usage and improvements), fiscal policies and zoning laws; changes in real property tax rates; changes in interest rates and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable; changes in operating costs and expenses; energy and supply shortages; uninsured losses or delays from casualties or condemnation; negative developments in the economy that depress travel or leasing activity; environmental liabilities; contingent liabilities on disposition of assets; uninsured or uninsurable casualties; acts of God, including earthquakes, hurricanes and other natural disasters; social unrest and civil disturbances, epidemics, pandemics or other public crises; terrorist attacks and war; risks and operating problems arising out of the presence of certain construction materials, structural or property level latent defects, work stoppages, shortages of labor, strikes, union relations and contracts, fluctuating prices and supply of labor and/or other labor-related factor; and other factors which are beyond the control of the Manager and its affiliates. In addition, the Fund’s investments will be subject to various risks which could cause fluctuations in occupancy, rental rates, operating income and expenses or which could render the sale or financing of its properties difficult or unattractive. For example, following the termination or expiration of a tenant’s lease, there may be a period of time before receiving rental payments under a replacement lease. During that period, the Fund would continue to bear fixed expenses such as interest, real estate taxes, maintenance and other operating expenses. In addition, declining economic conditions may impair the ability to attract replacement tenants and achieve rental rates equal to or greater than the rents paid under previous leases. Increased competition for tenants may require capital improvements to properties which would not have otherwise been planned.

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Ultimately, to the extent it is not possible to renew leases or re-let space as leases expire, decreased cash flow from tenants will result, which could adversely impact the Fund’s operating results.

Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents may increase. As occupancies and rents increase, property values increase, and new development occurs. As development may occur, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies may incur large swings in their profits and the prices of their securities. The total returns available from investments in real estate generally depend on the amount of income and capital appreciation generated by the related properties. The performance of real estate, and thereby the Fund, will be reduced by any related expenses, such as expenses paid directly at the property level and other expenses that are capitalized or otherwise embedded into the cost basis of the real estate.

Senior Debt Risk. The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Privacy and Data Security Risk. The GLBA and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties.

Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

The Fund generally does not intend to receive borrowers’ non-public personal information, and the Fund has implemented procedures designed to prevent the disclosure of borrowers’ non-public personal information to the Fund. However, service providers to the Fund or its direct or indirect fully-owned subsidiaries, including their custodians and the platforms acting as loan servicers for the Fund or its direct or indirect fully-owned subsidiaries, may obtain, hold or process such information. The Fund cannot guarantee the security of non-public personal information in the possession of such a service provider and cannot guarantee that service providers have been and will continue to comply with GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund.

Contingent Convertible Securities Risk. The risks of investing in CoCos include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to contingent convertible securities that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Focused Investment Risk. To the extent that the Fund focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector, including (but not limited to): governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

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Confidential Information Access Risk. In managing the Fund (and other PGIM Investments clients), PGIM Investments may from time to time have the opportunity to receive Confidential Information about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide PGIM Investments with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PGIM Investments may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund (and other PGIM Investments clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PGIM Investments’ and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PGIM Investments may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PGIM Investments intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Private Placements Risk. A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. See “Risks—Liquidity Risk.” Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. See “Risks—Valuation Risk.”

Subsidiary Risk. To the extent the Fund invests through one or more of its subsidiaries, the Fund would be exposed to the risks associated with such subsidiary’s investments. Such subsidiaries would likely not be registered as investment companies under the Act and therefore would not be subject to all of the investor protections of the Act. Changes in the laws of the United States and/or the jurisdiction in which a subsidiary is organized could result in the inability of the Fund and/or the subsidiary to operate as intended and could adversely affect the Fund.

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MANAGEMENT AND ADVISORY ARRANGEMENTS

Board of Trustees

The Board is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the trustees of investment companies by the Investment Company Act, the Declaration of Trust and applicable Delaware law. The Board also oversees the Fund’s officers, who conduct and supervise the daily business operations of the Fund. A vacancy on the Board may be filled by the trustees, unless the Investment Company Act requires the election of one or more such trustees by shareholders.

Manager

The Manager of the Fund is PGIM Investments, 655 Broad Street, Newark, NJ 07102-4410. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential. PGIM Investments and its predecessors have served as a manager or administrator to investment companies since 1987. PGIM Investments currently serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Investments registered investment companies. As of September 30, 2023, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end management investment companies, and as manager and administrator to closed-end investment companies. As of September 30, 2023, PGIM Investments’ total assets under management were approximately $[__billion].

Pursuant to the Management Agreement, PGIM Investments, subject to the supervision of the Fund’s Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PGIM Investments is obligated to keep certain books and records of the Fund. PGIM Investments will review the performance of the Subadvisers and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts. PGIM Investments also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and transfer agent. The management services that PGIM Investments provides to the Fund are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.

For services it receives under the Management Agreement, the Fund pays PGIM Investments a management fee. The management fee (the “Management Fee”) is payable at the end of each month at the annual rate of 1.10% of the average daily value of the Fund’s total managed assets. The Manager has contractually agreed to waive its Management Fee for one year from the effective date of the Fund’s registration statement (the “Waiver Period”). Following the Waiver Period, the Manager will receive a Management Fee at an annual rate of 1.10% of the average daily value of the Fund’s total managed assets.

The Management Fee is payable in cash. The Fund could apply for exemptive relief from the SEC in the future that if granted would permit the Fund to pay the Manager all or a portion of its Management Fee in Common Shares in lieu of paying the Manager an equivalent amount of such fees in cash. As a condition of any such exemptive relief, the Manager would have to commit not to sell any such Common Shares received in lieu of a cash payment of its Management Fee for at least 12 months from the date of issuance, except in exceptional circumstances. As of the date of this Prospectus, the Fund has not applied for such exemptive relief.

The Management Agreement provides that PGIM Investments will not be liable for any error of judgment by PGIM Investments or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either PGIM Investments or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually by the Board in accordance with the requirements of the Investment Company Act.

Pursuant to an Expense Limitation and Reimbursement Agreement, for three years from effectiveness of the Fund’s registration statement (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. This arrangement cannot be terminated without the consent of the Fund’s Board prior to the end of the ELRA Period. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the Distribution and Servicing Fee, (iii) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Manager).

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Subadvisers

PGIM, together with PGIM Limited, will serve as the Fund’s investment subadvisers. PGIM is an indirect, wholly-owned subsidiary of Prudential that was organized in 1984. PGIM is the global asset management business of Prudential Financial, Inc. (NYSE:PRU). The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. PGIM will provide day-to-day management of the Fund’s portfolio primarily through PGIM Fixed Income, although the Manager is permitted to allocate management of portions of the Fund’s portfolio to any of the business units within PGIM. As of September 30, 2023, PGIM managed approximately $[____trillion] in assets.

PGIM will provide day-to-day management of the Fund’s portfolio primarily through its specialized business unit, PGIM Fixed Income, although the Manager is permitted to allocate management of portions of the Fund’s portfolio to any of the business units within PGIM. PGIM Fixed Income is a global asset manager of PGIM focused on fixed income investment strategies, with $[___] billion in assets under management as of September 30, 2023, and is the unit of PGIM that provides fixed income investment advisory services.*

PGIM Fixed Income’s investment strategies include but are not limited to the following categories: multi-sector strategies, investment-grade credit, securitized products, leveraged finance, emerging markets strategies and alternative strategies. PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.

PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of September 30, 2023, PGIM Limited managed approximately $[___] billion in assets. PGIM Fixed Income’s assets under management includes the assets under management of PGIM Limited.

Subadvisory Agreement

The Manager has entered into a subadvisory agreement (the “Subadvisory Agreement”) with each of PGIM and PGIM Limited. The Subadvisory Agreement provides that the Subadvisers will furnish investment advisory services in connection with the management of the Fund.

Under the Subadvisory Agreement, the Subadvisers, subject to the supervision of the Manager, are responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies. The Subadvisers generally determine what fixed-income and other debt securities are purchased and sold for the Fund and are responsible for obtaining and evaluating financial data relevant to the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadvisers’ performance of such services.

PGIM will receive an annual subadvisory fee, payable monthly, from PGIM Investments in an amount equal to 0.66% of the average daily value of the Fund’s total managed assets. No subadvisory fees will be paid by the Fund directly to PGIM. PGIM will pay a portion of its subadvisory fee to PGIM Limited for its services.

The basis for the Board’s initial approval of the Management Agreement and Subadvisory Agreement will be provided in the Fund’s initial report to shareholders. The basis for subsequent continuations of the Management Agreement and Subadvisory Agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

Allocation of Investment Opportunities

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Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day implementation of the Fund’s investment strategy.

Richard Piccirillo

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	42	$87,420,512,631	0	$–
Pooled Investment Vehicles Other Than Registered Investment Companies	17	$25,691,417,195	1	$59,779,608
Other Accounts	103	$53,166,183,875	3	$476,847,821

Tyler Thorn

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	42	$87,420,512,631	0	$–
Pooled Investment Vehicles Other Than Registered Investment Companies	17	$25,691,417,195	1	$59,779,608
Other Accounts	103	$53,166,183,875	3	$476,847,821

Edwin Wilches

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	32	$14,567,949,831	0	$–
Pooled Investment Vehicles Other Than Registered Investment Companies	21	$4,905,839,786	0	$–
Other Accounts	146	$20,734,851,501	8	$209,933,217

Brian Juliano

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	29	$16,672,893,586	0	$–
Pooled Investment Vehicles Other Than Registered Investment Companies	69	$29,366,901,424	1	$205,082,670
Other Accounts	116	$20,048,894,927	4	$300,124,828

Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.

CONTROL PERSONS

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. PGIM Strategic Investments, Inc., a Delaware corporation and subsidiary of Prudential, owns 100% of the value of the outstanding interests in the Fund as of the date of this Prospectus and shall be deemed a control person of the Fund. The address for PGIM Strategic Investments, Inc. is 655 Broad Street, Newark, NJ 07102-4410. As of the date of this Prospectus, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

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NET ASSET VALUE

Calculation of NAV

The Fund determines its NAV on each day on which the Fund is open for business, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time). The Fund determines the NAV per share of each class of Common Shares by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares, if any, and dividends payable) by the total number of shares of Common Shares outstanding.

The Fund’s portfolio investments are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under valuation policies and procedures established by the Board. These valuation policies and procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities or investments and other market factors.

Exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange.

The Fund may invest in foreign instruments that are denominated in currencies other than the U.S. dollar. Foreign currency exchange rates are generally determined as of the close of business on the New York Stock Exchange. Foreign instruments owned by the Fund may trade on weekends or other days when the Fund’s Common Shares do not trade. As a result, the Fund’s NAV may change on days when you will not be able to purchase or sell shares.

The Board has designated the Manager as the “valuation designee” pursuant to the provisions of Rule 2a-5 under the Investment Company Act (the “Valuation Designee”). If the Valuation Designee determines that a market quotation for an investment is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee made up of representation from the Valuation Designee. Specifically, representation from Compliance, Product Development, Fund Law and Fund Administration (“Valuation Committee”). In addition, the Fund may use fair value pricing determined by the Valuation Committee if the pricing source does not provide an evaluated price for an investment or provides an evaluated price that, in the judgment of the Valuation Designee, does not represent fair value.

The Subadvisers often provide relevant information for the meetings of the Valuation Committee.

Different valuation methods may result in differing values for the same investment. The fair value of a portfolio investment that the Fund uses to determine its NAV may differ from the investment’s quoted or published price of the investment.

Fair value pricing procedures are designed to result in prices for the Fund’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable. There is no assurance, however, that fair value pricing will accurately reflect the market value of an investment.

At least annually, the Valuation Designee reviews the appropriateness of the Fund’s valuation policies and procedures.

DISTRIBUTIONS

Beginning [_____], the Fund will seek to begin paying monthly distributions in connection with the commencement of its public offering of shares. The Fund intends to declare distributions and distribute them on a monthly basis. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gain distributions may be paid more frequently.

Cash distributions to holders of the Common Shares will automatically be reinvested under the DRIP in additional whole and fractional shares unless you elect to receive your distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to the Fund. Under the DRIP, shareholders’ distributions are reinvested in Common Shares of the same class of Common Shares owned by the shareholder for a purchase price equal to the NAV per share (for the class of Common Shares being purchased) on the date that the distribution is paid. See “Distribution Reinvestment Plan.”

If, for any monthly distribution, net investment income and net realized gains were less than the amount of the distribution, the difference may be distributed from the Fund’s assets in the form of a return of capital which is applied against and reduces the shareholder’s basis in his or her Common Shares. A “return of capital” merely represents a partial return of your original investment and does not represent a gain on the Fund’s investments. When you sell the Common Shares in the Fund, the amount, if any, by which the Fund’s sales price exceeds your basis in the Common Shares is gain subject to tax. Because a return of capital reduces your basis in the Common Shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the Common Shares, all other things being equal. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Common Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares. As a result, you may be required to pay tax even if selling your investment in the Common Shares at a loss. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year may include any remaining net investment income and net realized gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

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Various factors will affect the level of the Fund’s income, including the asset mix and the amount of leverage utilized by the Fund. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV.

Cash distributions to holders of the Common Shares will automatically be reinvested under the Fund’s Distribution Reinvestment Plan (the “DRIP”) in additional whole and fractional shares unless you elect to receive your distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to the Fund. Under the DRIP, shareholders’ distributions are reinvested in Common Shares of the same class of Common Shares owned by the shareholder for a purchase price equal to the NAV per share (for the class of Common Shares being purchased) on the date that the distribution is paid. See “Distribution Reinvestment Plan.”

DISTRIBUTION REINVESTMENT PLAN

Unless a shareholder elects to receive cash by contacting Prudential Mutual Fund Services LLC (the “Plan Administrator”), all distributions declared on Common Shares will be automatically reinvested by the Plan Administrator pursuant to the Fund’s DRIP, in additional Common Shares. Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions (together, a “Distribution”) in cash directly to the shareholder of record (or, if the Common Shares is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Distributions. Such notice will be effective with respect to a particular Distribution. Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may reinvest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholders under the DRIP in the same name in which such shareholder’s Common Shares is registered. Whenever the Fund declares a Distribution payable in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”). The number of shares of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the NAV per Common Shares on the payment date.

The Plan Administrator maintains all shareholder accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each plan participant will be held by the Plan Administrator on behalf of the DRIP participant, and each shareholder proxy will include those shares purchased or received pursuant to the DRIP.

The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the DRIP in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the DRIP on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants. The fees of the Plan Administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by the Fund to the transfer agent. There are no brokerage charges with respect to Common Shares issued directly by us as a result of regular distributions or capital gains distributions payable either in Common Shares or in cash.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “Certain U.S. Federal Income Tax Considerations.” Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

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Each participant may terminate the participant’s account under the DRIP by so notifying the Plan Administrator via the Plan Administrator’s website at www.pgim.com/investments, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any Distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value per Common Shares as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose Distributions are reinvested, the Plan Administrator, in its sole discretion, may either distribute such Distributions in cash or reinvest them in Common Shares on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The DRIP may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any Distribution by the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence or questions concerning the DRIP should be directed to the Plan Administrator, at [________] or by calling the Plan Administrator (toll-free) at [________].

DESCRIPTION OF SHARES

The Fund is a newly organized Delaware statutory trust formed on July 24, 2023. The Fund currently intends to offer three classes of Common Shares on a continuous basis: Class Z Shares, Class A Shares, and Class C Shares. The Manager obtained exemptive relief from the SEC that permits the Fund to issue multiple classes of Common Shares. An investment in any class of Common Shares of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each class of Common Shares are expected to be different. The estimated fees and expenses for each class of Common Shares are set forth in “Summary of Fund Expenses.”

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Common Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Any additional offerings of classes of Common Shares will require approval by the Board. Any additional offering of classes of Common Shares will also be subject to the requirements of the Investment Company Act, which provides that such Common Shares may not be issued at a price below the then-current net asset value, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund’s common shareholders.

The following table shows the amounts of Common Shares that have been authorized and outstanding as of [ ]:

Share Class	Amount Authorized	Amount Outstanding
Class Z Shares	Unlimited	[ ]
Class A Shares	Unlimited	[ ]
Class C Shares	Unlimited	[ ]

There is currently no market for the Common Shares, and the Fund does not expect that a market for the Common Shares will develop in the foreseeable future.

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CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

An investor in the Fund will be a shareholder of the Fund and his or her rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and his or her advisers should carefully review the Declaration of Trust as each shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Common Shares will be shareholders of the Fund. The Manager may invest in the Fund as a shareholder.

In addition, to the extent permitted by the Investment Company Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Common Shares offered in this Prospectus.

Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Common Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Anti-Takeover and Other Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to change the composition of the Board or convert the Fund to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) at any meeting of shareholders by a vote of not less than two-thirds of the outstanding voting Common Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. The Trustees may also fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee. The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Common Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Common Shares a “redeemable security” as that term is defined in the Investment Company Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the Investment Company Act, is required. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company”, as those terms are defined by the Investment Company Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Common Shares entitled to vote, the Fund shall, upon complying with any requirements of the Investment Company Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Common Shares otherwise required by law, or any agreement between the Fund and any national securities exchange.

Limitation of Liability; Indemnification

The Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office, and shall not be liable for errors of judgement or mistakes of fact or law. Persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim, and neither the shareholders nor the Trustees, nor any of the Fund’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Derivative Actions and Direct Actions

The Declaration of Trust provides that a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; (ii) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act (the “DSTA”) who hold at least ten percent (10%) of the outstanding Common Shares of the Fund or ten percent (10%) of the outstanding Common Shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; (iii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim (the Trustees may retain counsel or other advisors in considering the merits of the request and shareholders making such request must reimburse the Fund for the expense of any such advisor if the Trustees determine not to take action); (iv) the Board may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue; and (v) any decision by the Trustees to bring, maintain, or compromise (or not to bring, maintain, or compromise) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made by the Trustees in good faith and shall be binding upon the shareholders.

In addition, each shareholder agrees that any claim that affects all shareholders of the Fund or any series or class equally, that is, proportionately based on their number of Common Shares in the Fund or in such series or class, must be brought as a derivative claim irrespective of whether such claim involves a violation of the shareholder’s rights under the Declaration of Trust or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim (and regardless, in each case, of whether such claims sound in tort, fraud or otherwise, or are based on common law, statutory, equitable, legal or other grounds).

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Notwithstanding the foregoing, however, if one or more of these provisions is found to violate the U.S. federal securities law, including, without limitation, the Investment Company Act, then such provision shall not apply to any claims asserted under such U.S. federal securities law.

Exclusive Jurisdiction

Under the Declaration of Trust, actions by shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. The exclusive jurisdiction provision limits a shareholder’s ability to litigate a claim in a jurisdiction that may be more favorable and convenient to the shareholder. It may also make it more expensive for a shareholder to bring a suit. Notwithstanding the foregoing, however, if one or more of these provisions is found to violate the U.S. federal securities law, including, without limitation, the Investment Company Act, then such provision shall not apply to any claims asserted under such U.S. federal securities law. Shareholders also waive the right to jury trial to the fullest extent permitted by law.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the Investment Company Act) and without the approval of the shareholders unless the approval of shareholders is required under Investment Company Act or such an amendment would limit shareholder rights, as discussed in the Declaration of Trust.

Term, Dissolution, and Liquidation

Unless dissolved and terminated as provided in the Declaration of Trust, the Fund shall continue without limitation of time. The Fund may be terminated by a vote of at least a majority of the outstanding Common Shares or a vote of the Trustees without the need for a shareholder vote. Upon liquidation of the Fund, after paying or adequately providing for the payment of all claims and obligations required under the DSTA, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of Common Shares of the Fund in accordance with the respective rights of such classes.

Transfer Restrictions

No person shall become a substituted shareholder of the Fund without the consent of the Fund. Shares held by shareholders may be transferred only: (i) by operation of law in connection with the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder; or (ii) with the consent of the Board (which may be withheld in its sole and absolute discretion).

Notice of a proposed transfer of Common Shares must also be accompanied by a properly executive instrument of transfer, including evidence of compliance with any securities laws and contractual restrictions as may be required. In connection with any request to transfer Common Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Each transferring shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Common Shares by operation of law in connection with the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder, will be recorded on the applicable register of Common Shares as the shareholder of such Common Shares upon providing proper evidence to the Trustees or its delegate, but until such record is made, the shareholder of record will be deemed to be the shareholder of such Common Shares for all purposes.

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PERIODIC REPURCHASE OFFERS

No Right of Redemption

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of Common Shares, makes periodic offers to repurchase Common Shares. No shareholder will have the right to require the Fund to repurchase its Common Shares, except as permitted by the Fund’s interval structure. No public market for the Common Shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Common Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the Investment Company Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expect to offer to repurchase 5% of the Fund’s outstanding Common Shares (in the aggregate across all share classes) at NAV subject to the approval of the Board. The schedule requires the Fund to make repurchase offers every three months. The Fund expects the first repurchase offer to be issued in [            ].

Repurchase Dates

The Fund will make quarterly repurchase offers in the months of February, May, August and November. As discussed below, the date on which the repurchase price for Common Shares is determined will be generally on or about the 15th day of the following month, but shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

Repurchase Request Deadline

The date by which shareholders wishing to tender Common Shares for repurchase must respond to the repurchase offer typically falls approximately seven days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, the Fund sends, at least 21 days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding Common Shares that the Fund is offering to repurchase and how the Fund will purchase Common Shares on a pro rata basis if the offer is oversubscribed.

•	The date on which a shareholder’s repurchase request is due.

•	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).

•	The date by which the Fund will pay to shareholders the proceeds from their Common Shares accepted for repurchase.

•	The NAV of the Common Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

•	The procedures by which shareholders may tender their Common Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Common Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will be generally on or about the 15th day of the month that follows the repurchase offer, but shall occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed below under “Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting [            ] or calling the Fund’s transfer agent at (844) 753-6354.

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Redemption Fee of Shares Repurchased within One Year of Purchase

The Fund may impose a redemption fee of up to 2.00% on Common Shares repurchased within one year. The redemption fee will be retained by the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee is imposed on a first-in, first-out basis, which means that you will tender Common Shares in the order of their purchase.

[The Fund has elected not to impose the redemption fee in the following situations: 1) redemptions of Common Shares acquired through the reinvestment of dividends and distributions; 2) certain types of redemptions of Common Shares owned through participant-directed retirement plans; 3) redemptions in connection with required minimum distributions from an IRA, a participant-directed retirement plan, or any other employee benefit plan or account qualified under Section 401 of the Code; and 4) otherwise as PGIM or the Fund may determine in their sole discretion.] The redemption fee payable by a shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any shareholder.

Your financial adviser or other financial intermediary may charge service fees for handling Common Share repurchases. In such cases, there may be fees imposed by the intermediary on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the Investment Company Act, as described below, but only with the approval of a majority of the Trustees, including a majority of the Independent Trustees. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; (2) for any period during which the New York Stock Exchange (“NYSE”) or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Common Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Common Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Common Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Common Shares up to a maximum amount of 2% of the outstanding Common Shares of the Fund. If the Fund determines not to repurchase additional Common Shares beyond the repurchase offer amount, or if shareholders tender an amount of Common Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Common Shares (in the aggregate across all share classes) tendered on a pro rata basis.

If any Common Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Common Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Common Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

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There is no assurance that you will be able to tender your Common Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Common Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the Investment Company Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Common Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Risks—Repurchase Offers Risk” above. In addition, the repurchase of Common Shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Certain U.S. Federal Income Tax Considerations” below and in the Statement of Additional Information.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to Common Shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass- through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold our shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of our shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Fund has elected to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 2(b) above).

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.

As a RIC, the Fund is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s expenses in a given year exceed its investment company taxable income, it will have a net operating loss for that year. However, the Fund is not permitted to carry forward net operating losses to subsequent years, so these net operating losses generally will not pass through to our shareholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, the Fund may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

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A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares. The additional shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long- term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Sale or Exchange of Shares

Upon the sale or other disposition of our shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long- term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

From time to time, the Fund may offer to repurchase its outstanding shares. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Fund.

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Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of the Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher- taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest (i.e., interest paid with additional securities or equity instead of cash) or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus we may become subject to corporate-level income tax.

Market Discount

In general, the Fund will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Fund’s initial tax basis in the security by more than a statutory de minimis amount. The Fund will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Fund sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

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Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short- term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The Fund may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

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Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our shares.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

PLAN OF DISTRIBUTION

Common Shares

The Fund currently intends to offer three classes of its Common Shares on a continuous basis: Class Z Common Shares, Class A Common Shares and Class C Common Shares. The Fund may offer additional classes of its Common Shares in the future. The Manager has obtained exemptive relief from the SEC that permits the Fund to issue multiple classes of Common Shares.

Unlisted Closed-End Fund Structure; Limited Liquidity

The Fund does not currently intend to list its Common Shares for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares, as described herein. Investors should consider Common Shares of the Fund to be an illiquid investment. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares, as described in “Interval Fund/Repurchases” above. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Distributor

The Distributor is the principal underwriter and distributor of the Class Z Shares, Class A Shares and Class C Shares, and serves in that capacity on a “best efforts” basis, subject to various conditions. The Distributor is an affiliate of PGIM. The Distributor is located at 655 Broad Street, Newark, New Jersey 07102-4410, and is a broker-dealer registered with the SEC and a member of FINRA.

Other Selling Agents may be appointed by the Distributor to assist in the sale of the Common Shares on a “best efforts” basis. Shares of Common Shares are generally offered through Selling Agents that have entered into selling agreements with the Distributor.

The Distributor is not obligated to sell any specific amount of shares of Common Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

Sales Load

Class A Shares are subject to a sales load of up to 3.25% of the total offering price (including sales load). Class A sales loads are waived for certain types of investors, including investors investing through certain group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator, as well as clients of financial intermediaries who (i) offer Class A Shares through a no-load network or platform, (ii) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (iii) offer self-directed brokerage accounts or other similar types of accounts that may or may not charge transaction fees to customers. No sales load will be paid with respect to any Common Shares sold pursuant to the DRIP.

The Distributor may reallow sales loads to participating broker-dealers. Selling Agents typically receive the sales load with respect to the Class A Shares purchased by their customers. Sales loads may be reduced for certain categories of purchasers and for volume discounts, as disclosed in this prospectus. Investors should consult with their Selling Agents about the sales load and any additional fees or charges their Selling Agents might impose on each class of Common Shares.

Class Z Shares and Class C Shares are not subject to a sales load; however, investors could be required to pay brokerage commissions to their Selling Agents on purchases and sales of such shares.

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Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan for its Class A Shares and Class C Shares to pay to the Distributor a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own such shares. These activities include marketing and other activities primarily intended to result in the sale of Class A Shares and Class C Shares and activities related to administration and servicing of Class A or Class C accounts (including sub-accounting and other administrative services, as well as shareholder liaison services such as responding to inquiries from shareholders and providing shareholders with information about their investments in the Fund). The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required by its exemptive relief, permitting the Fund to, among other things, issue multiple classes of Shares. Under the Distribution and Servicing Plan, these classes of Shares of the Fund pay distribution and other fees to the Distributor as compensation for its services, which the Distributor generally pays (or “reallows”) to Selling Agents. These Distribution and Servicing Fees — known as 12b-1 fees — are set forth in the “Summary of Fund Expenses” table and are described in greater detail below.

Under the Distribution and Servicing Plan, Class A and Class C Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.25% and 1.00%, respectively, based on the aggregate net assets of the Fund attributable to such class. If a financial intermediary is not eligible to accept payment of the pro rata portion of the Distribution and Servicing Fee attributable to its shareholder accounts then the Distributor may retain such monies or the Distributor will waive such fees or return such monies to the Fund. The Distribution and Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable. Up to 0.25% per annum of the Distribution and Servicing Fee may qualify as a “service fee” under FINRA rules and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. “Service fees” are defined for purposes of FINRA rules to mean fees paid for providing shareholder services or the maintenance of shareholder accounts. FINRA rules limit service fees to 0.25% of a fund’s average annual net assets. A portion of the Distribution and Servicing Fee may also be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a “service fee” under FINRA rules. The remainder is for distribution support and related services.

Class Z Shares are not subject to any Distribution and Servicing Fee and do not bear any expenses associated therewith.

Minimum Investment and Share Class Availability

Generally, the minimum initial investment is $1,000 for Class A Shares and Class C Shares. The minimum subsequent investment is $100 for Class A and Class C Shares, except for additional purchases pursuant to the DRIP, which are not subject to a minimum purchase amount. There is no minimum initial investment or subsequent investment amount for Class Z Shares. The minimum investment for each class of Common Shares can be modified or waived in the sole discretion of the Fund or the Distributor (defined below), including for certain financial firms that submit orders on behalf of their customers, the Fund’s officers and trustees and certain employees of PGIM, including its affiliates, vehicles controlled by such employees and their extended family members. See “Plan of Distribution — How to Purchase Common Shares.” Each of the Fund or the Distributor may modify or waive minimum investment amounts in their sole discretion.

Class A Shares are available to the general public through Selling Agents and other financial intermediaries that offer them.

Class C Shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, that provide access to Class C Shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class C Shares, (3) through investment advisers that are registered under the Advisers Act or applicable state law and direct clients to trade with a broker-dealer that offers Class C Shares, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (5) other categories of investors that we name in an amendment or supplement to this prospectus.

Class Z Shares are available to various institutional investors, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. Institutional investors are responsible for indicating their eligibility to purchase Class Z Shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z Shares be placed directly with the Fund’s Transfer Agent. Please contact the Transfer Agent at [__] for further details.

Class Z Shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z Shares also can be purchased by investors in certain programs sponsored by financial intermediaries who offer Class Z Shares of the Fund, or whose programs are available through financial intermediaries that offer Class Z Shares of the Fund, for (1) mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services; (2) mutual fund “supermarket” programs where the sponsor links its clients’ accounts to a master account in the sponsor's name and the sponsor charges a fee for its services; or (3) fee- or commission-based retail brokerage programs of certain financial intermediaries that offer Class Z Shares through such programs and that have agreements with PIMS to offer such shares when acting solely on an agency basis for their customers for the purchase or sale of such shares.

Class Z Shares also can be purchased by any of the following: (1) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z Shares of the PGIM Funds are an available option; (2) current and former Directors/Trustees of mutual funds, closed-end funds and ETFs managed by PGIM Investments or any other affiliate of Prudential; (3) current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund; (4) Prudential (including any program or account sponsored by Prudential or an affiliate that includes the Fund as an available option); (5) PGIM Funds, including PGIM funds-of-funds; (6) qualified state tuition programs (529 plans); and (7) investors working with fee-based consultants for investment selection and allocations.

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How to Purchase Common Shares

The following section provides basic information about how to purchase Common Shares of the Fund.

•	The Distributor acts as the distributor of Common Shares for the Fund on a “best efforts” basis, subject to various conditions and pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Common Shares of the Fund. Shares of the Fund will be continuously offered through the Distributor. As discussed below, the Fund may authorize one or more Selling Agents to receive orders on its behalf.

•	Class Z Shares, Class A Shares and Class C Shares will be continuously offered at NAV per share calculated each regular business day, plus any applicable sales load.

•	Selling Agents may establish different minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through Selling Agents will normally be held in your account with that firm.

•	The Fund and the Distributor will have the sole right to accept orders to purchase Common Shares and reserve the right to reject any order in whole or in part.

•	No market currently exists for the Common Shares. The Fund does not currently intend to list its Common Shares for trading on any securities exchange in the near future. There is currently no secondary market for the Common Shares and the Fund does not anticipate that a secondary market will develop for its Common Shares. Neither the Manager nor the Distributor intends to make a market in the Common Shares.

•	Investors purchasing shares through a retirement plan or employee benefit plan may obtain additional information regarding the plan from their plan sponsor.

Acceptance and Timing of Purchase Orders

A purchase order received by the Fund or its designee prior to the close of the NYSE, on a day the Fund is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the close of the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of the NYSE and communicated to the Fund or its designee prior to such time as agreed upon by the Fund and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Fund is “open for business” on each day the NYSE is open for trading, which generally excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Fund reserves the right to treat such day as a business day and accept purchase orders in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business.

For Common Shares purchased through the Distributor, order instructions must be received in good order prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) in order to receive the current day’s NAV. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Instructions must include the name and signature of an appropriate person designated on the account application, account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order.

The Fund and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Common Shares. The sale of Common Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.

Purchasing Directly From the Fund

The following section provides additional information for investors wishing to purchase Class [_] Shares or Class [_] Shares directly from the Fund. If you are investing through a financial intermediary, please contact your Selling Agent directly for more information.

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Purchase by Mail. To purchase shares of Common Shares by mail, simply complete and sign the account application and mail it, or for subsequent purchases include name, fund name and account number along with a check made payable to the Fund:

Regular Mail	Overnight or Express Mail
PGIM Credit Income Fund c/o: Prudential Mutual Fund Services LLC	PGIM Credit Income Fund c/o: Prudential Mutual Fund Services LLC
P.O. Box 534432	Attention 534432
Pittsburgh, PA 15253-4432	500 Ross Street, 154-0520
Pittsburgh, PA 15262

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box does not constitute receipt by the Transfer Agent. Receipt is determined at the time the order is received at the Transfer Agent’s offices.

All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, or any conditional order or payment.

It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application. An account application to purchase Common Shares is subject to acceptance by the Fund and is not binding until so accepted. Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information is missing, your account application will be returned, and your account will not be opened.

Telephone Purchase. Investors may purchase additional shares of Common Shares by calling (800) 225-1852. If you elected this option on your account application, and your account has been open for at least seven (7) business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Initial Investment — By wire. To purchase by wire, the Transfer Agent must have a completed account application before your wire is sent. A purchase order will not be accepted until the Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by 4:00 p.m. Eastern Time to be eligible for same day pricing. Call the Transfer Agent at (800) 225-1852 between 8:30 a.m. and 5:00 p.m. Eastern Time on any day the New York Stock Exchange is open for business to advise of your intent to wire. This will ensure proper credit.

Subsequent Investments — By wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired Funds Disclaimer. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then the Fund will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at (800) 225-1852 at least annually to ensure your account remains in active status.

Signature Guarantees. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address, or bank account not on record;

•	When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or

•	For all redemptions in excess of $100,000 where proceeds are requested to be sent by check.

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The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Anti-Money Laundering

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at (800) 225-1852 if you need additional assistance when completing your account application.

If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected, or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Sales Load Reductions

This section includes important information about sales load and sales load reductions available to investors in the Fund’s Class A Shares.

The public offering price of Class A Shares will be the NAV per share at the time of purchase, plus any applicable sales load. The initial sales load varies depending on the size of your purchase, as set forth in the tables below. The actual sales load paid may vary among and within Selling Agents, as described herein. No sales load will be paid with respect to any Common Shares sold pursuant to the DRIP. It is the responsibility of you and/or your financial intermediary to ensure that you obtain the proper breakpoint sales load discount, if any.

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Common Shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Class A Shares of the Fund are sold subject to the following sales load:

Your investment	Sales Load as a % of the offering price
Less than $100,000	3.25%
$100,000 to $249,999	3.00%
$250,000 to $499,000	2.25%
$500,000 and over	None

A person eligible for a sales load reduction includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing, a director or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the Investment Company Act. Investors must notify the Fund or their Selling Agent at the time of the purchase order whenever a sales load reduction is applicable to purchases and may be required to provide the Fund, or their Selling Agent, with certain information or records to verify eligibility for a sales load reduction. Such information or records may include account statements or other records for shares of the Fund of the investor and other eligible persons, as described above.

Upon such notification, an investor will pay the lowest applicable sales load. Sales load reductions may be modified or terminated at any time. Selling Agents may, in their sole discretion and subject to applicable law, reduce or waive the sales load on a non-scheduled basis in individual cases. For more information about sales load reductions, investors should contact the Distributor or their Selling Agent.

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Qualifying for a Reduced Class A Sales Load

Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of the Rights of Accumulation, Letter of Intent or 90-Day Repurchase Privilege. These programs will apply to purchases of other closed-end funds that the Manager or its affiliates may sponsor in the future as well as any open-end funds sponsored by the Manager or its affiliates (collectively, the “Eligible Funds”). These programs are summarized below.

Rights of Accumulation

Any “purchaser” (as defined below) may buy Class A Shares at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net amount invested of all shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The rights of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

For purposes of determining the applicable sales charge discount, a “purchaser” includes an individual, the individual’s spouse and the individual’s children under the age of 21, purchasing Class A Shares for the individual’s own account or account with the individual’s spouse and/or children; or a director or other fiduciary purchasing Class A Shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that purchases are aggregated and submitted by a single source and quarterly confirmation of such purchases can be provided to that single source; or an organized group, provided that the purchases are made through a central administrator, or a single dealer.

Letter of Intent

A Letter of Intent (a “LOI”) provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of an LOI, the “Amount of Investment” as referred to in the preceding sales charge table includes all purchases of Common Shares over the 13-month period based on the total amount of intended purchases plus the value of all shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of an LOI. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The LOI imposes no obligation to purchase or sell additional shares and provides for a price adjustment depending upon the actual amount purchased within such period. If the total investments under the LOI are less than the intended amount and thereby qualify for a higher sales charge than actually paid, the appropriate number of escrowed shares is redeemed and the proceeds are used towards satisfaction of the obligation to pay the increased sales charge. If a redemption order is received for an account prior to the satisfaction of the LOI, any shares not held in escrow will be redeemed first. Common Shares held in escrow will then be redeemed and a portion of the proceeds will be used to satisfy the obligation to pay the higher sales charge. Please contact the Transfer Agent to obtain an LOI application at P.O. Box 534432, Pittsburgh, PA 15253-4432.

Shareholder’s Responsibility With Respect to Breakpoint Discounts

To obtain the Class A Share sales charge discount set forth above, you must inform your financial intermediary of the existence of any eligible amounts under any Rights of Accumulation in accounts held by family members at the time of purchase. You must inform your financial intermediary of all shares of the Fund held (i) in your account(s) at the financial intermediary, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary belonging to family members. IF YOU FAIL TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, because the Fund, the Transfer Agent and financial intermediaries may not maintain this information.

90-Day Repurchase Privilege

If you redeem Class A Shares, you may reinvest some or all of the proceeds in the same class of any Eligible Fund, other closed-end funds or interval funds that the Manager or its affiliates may sponsor in the future, as well as any open-end funds sponsored by the Manager or its affiliates on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Manager’s frequent trading policy (if any). Special tax rules may apply. All accounts involved must have the same registration. This privilege does not apply to purchases made through automatic investment services. The 90-day repurchase privilege only applies to your Class A Shares if you previously paid a front-end sales charge in connection with your purchase of such Class A Shares.

Automatic Reinvestment

For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent, distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.

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Payments to Financial Intermediaries

The Fund may pay for sub-transfer agency, sub-accounting and certain other administrative services outside of its Distribution and Servicing Plan, including for Class Z Shares, Class A Shares and Class C Shares.

The Manager and its affiliates, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to intermediaries, including affiliates of the Manager, for the sale of Common Shares and related services. These payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund. The Manager may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Common Shares sold. The level of such payments may be substantial and may be different for different Selling Agents. These payments may create incentives on the part of Selling Agents to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

Share Class Considerations

The Fund currently offers three classes of Common Shares: Class Z Shares, Class A Shares and Class C Shares. When selecting a class of the Common Shares, you should consider the following:

•	Which classes of Common Shares are available to you;

•	The amount you intend to invest;

•	How long you expect to own the Common Shares; and

•	The total costs and expenses associates with a particular class of Common Shares.

Each investor’s financial considerations are different. You should speak with your Selling Agent to help you decide which class of Common Shares is best for you. Not all Selling Agents offer all classes of Common Shares. In addition, Selling Agents may vary the actual sales load charged, if applicable, as well as impose additional fees and charges on each class of Common Shares. If your Selling Agent offers more than one class of Common Shares, you should carefully consider which class of Common Shares to purchase.

Distribution in Foreign Jurisdictions

The distribution of this prospectus and the offer and sale of Common Shares in certain jurisdictions may be restricted by law. It is the responsibility of any persons wishing to purchase Common Shares to inform themselves of and to observe all applicable laws and regulations of any relevant jurisdictions. Prospective investors should inform themselves as to the legal requirements and tax consequences within the countries of their citizenship, residence, domicile and place of business with respect to the acquisition, holding or disposal of Common Shares, and any foreign exchange restrictions that may be relevant thereto.

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CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon serves as custodian for the Fund’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any non-U.S. assets held outside the United States.

Prudential Mutual Fund Services LLC serves as the transfer and dividend disbursing agent of the Fund. Prudential Mutual Fund Services LLC provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. The Bank of New York Mellon serves as sub-transfer agent to the Fund.

LEGAL MATTERS

Simpson Thacher & Bartlett LLP, New York, NY and Washington, D.C., serves as counsel to the Fund. [_____] serves as Delaware counsel to the Fund.

REPORTS TO COMMON SHAREHOLDERS

When available, the Fund will make available to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[________] is the independent registered public accounting firm for the Fund providing audit and other audit related services. The principal business address of [_______] is [__________].

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PGIM CREDIT INCOME FUND.

CLASS Z COMMON SHARES

CLASS A COMMON SHARES

CLASS C COMMON SHARES

PROSPECTUS

All dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

[__]

The information in this statement of additional information is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Statement of Additional Information dated October 30, 2023

PGIM Credit Income Fund

Statement of Additional Information

dated [___]

PGIM Credit Income Fund, a Delaware statutory (the “Fund”), is a newly organized, diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund.” This Statement of Additional Information (“SAI”) relating to the common shares of beneficial interest, par value $0.001 per share (“Common Shares”), does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [____] (the “Prospectus”). This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Prospectus may be obtained without charge by calling (800) 451-6788. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT RESTRICTIONS	1
INVESTMENT POLICIES AND TECHNIQUES	3
TRUSTEES AND OFFICERS	17
MANAGEMENT AND ADVISORY ARRANGEMENTS	22
PORTFOLIO TRANSACTIONS	28
CODE OF ETHICS	30
PROXY VOTING POLICIES	30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
CUSTODIAN	30
DIVIDEND PAYING AGENT	30
TRANSFER AGENT AND REGISTRAR	30
ADDITIONAL INFORMATION	31
FINANCIAL STATEMENTS	31
APPENDIX A: PROXY VOTING POLICIES OF THE SUBADVISER	A-1

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INVESTMENT RESTRICTIONS

The following restrictions are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (a “1940 Act Vote”). For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s Board of Trustees (the “Board of Trustees”) without shareholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions:

Borrowing: The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities: The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Diversification: The Fund is currently classified as a diversified fund under the 1940 Act.

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without shareholder approval.

For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund relies on an applicable exemption under Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when PGIM Investments or PGIM believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

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With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. The Fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. [For purposes of applying the Fund’s fundamental policy relating to concentration, non-agency residential mortgage-backed securities (“RMBS”), non-agency commercial mortgage-backed securities (“CMBS”), collateralized loan obligations and asset-backed securities are not considered to represent an industry.]

With respect to the Fund’s diversification policy set forth above, this means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. The Fund may only change to non-diversified status with a 1940 Act Vote.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers, which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund:

(a)	On a quarterly basis, in the months of February, May, August and November, the Fund will make an offer to repurchase a designated percentage of the outstanding Common Shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the Investment Company Act, as it may be amended from time to time.

(b)	The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”). The Fund’s Board will establish the Repurchase Request Deadline for each Repurchase Offer. The Repurchase Request Deadline will ordinarily be on a date approximately seven (7) days before the date on which the Fund’s net asset value applicable to the Repurchase Offer is determined (the “Repurchase Pricing Date”) but may be revised by the Manager, in its sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.

(c)	There will be a maximum fourteen (14) calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the Repurchase Pricing Date.

Non-Fundamental Policies

The Fund’s investment objective is non-fundamental and may be changed with the approval of the Fund’s Board upon 60 days’ prior notice to the Fund’s shareholders.

The Fund’s policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in portfolio of debt instruments (as defined in the prospectus) is non-fundamental and may be changed by the Fund’s Board, upon 60 days’ prior written notice to shareholders.

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INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment policies and techniques in the prospectus.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, across a wide array of credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets, and employing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including but not limited to corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund has flexibility to actively adjust allocations over time while adapting to the market and economic environment without any explicit duration target or liquidity limitations. The Fund may invest without limit in both investment grade debt securities and in below investment grade debt securities (which are commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers.

The Fund has obtained exemptive relief from the SEC that will permit it to, among other things, co-invest with certain other persons, including certain affiliates of the Manager or Subadvisers and certain public or private funds managed by the Manager or Subadvisers and their affiliates, subject to certain terms and conditions.

Convertible Securities

Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking long-term capital appreciation and/or total return. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Subadvisers will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things. Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, the Fund is authorized to enter into foreign currency hedging transactions in which the Fund may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and Europe are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common shareholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”), (ii) a combination of separate securities chosen by the Subadvisers in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.

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Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Subadvisers by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Subadvisers may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Subadvisers may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Subadvisers believe such a Manufactured Convertible would better promote the Fund’s objective(s) than alternate investments. For example, the Subadvisers may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible.

Corporate Loans

Commercial banks and other financial institutions make loans to companies. These loans may be variously referred to as corporate loans, bank loans, or bank floating rate loans (“corporate loans”). Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the SOFR or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment, or there might be a delay in the Fund’s recovery. By investing in a corporate loan, the Fund becomes a member of the syndicate.

As in the case of junk bonds, the corporate loans in which the Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and interest. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or that may be adjusted on set dates, typically 30 or 90 days but generally not more than one year. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

The Fund may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, the Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, the Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Floating rate loans are especially subject to liquidity and settlement risk due to the fact that they can take more than seven days to settle. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in the Prospectus. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the Subadvisers’ credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-U.S. issuers, the risks of investing in non-U.S. issuers are applicable.

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Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections. If the Fund is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Fund may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.

Debt Securities

Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Credit risk is reduced to the extent the Fund invests its assets in U.S. Government securities. All debt securities are also subject to interest rate risk.

SOFR Risk

SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from the previously used rate, LIBOR. SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Depositary Receipts

The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American depositary receipt (“ADRs”) and American depositary shares (“ADSs”) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European depositary receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global depositary receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement.

Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.

Exchange-Traded Funds

The Fund may invest in exchange traded funds (“ETFs”). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including index exposure in the Fund’s investment strategies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF. The Fund may invest in ETFs to a greater during its initial investment period.

Derivatives

[The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives, including credit default swaps, to manage its duration, as well as to manage its foreign currency exposure, to hedge against losses, and to try to improve returns. The Fund may be either the buyer or seller in credit default swap transactions. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap from the seller, who, in turn, generally will recover an amount significantly lower than the equivalent face amount of the obligations of the reference entity, whose value may have significantly decreased, through (i) physical delivery of such obligations by the buyer, (ii) cash settlement or (iii) an auction process. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative or hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that the Fund would be prohibited by its investment restrictions from purchasing directly.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act of 1936, as amended (the “CEA”), pursuant to Rule 4.5 under the CEA promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”). The Fund is not, therefore, subject to registration or regulation as a CPO under the CEA and the Fund is operated so as not to be deemed to be a “commodity pool” under the regulations of the CFTC.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Manager’s or Subadvisers’ view as to certain market movements are incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). For instance, the Fund will use derivatives only to the extent such derivatives are consistent with the requirements of the Code for maintaining its qualification as a REIT for federal income tax purposes.

Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Rule 18f-4 may limit the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions.

A discussion of the risk factors relating to derivatives is set out in the sub-section entitled “Risk Factors Involving Derivatives.”]

Hedging

Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

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There can be no assurance that the Fund’s hedging strategies will be effective or that hedging transactions will be available to the Fund. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so from time to time.

Indexed and Inverse Securities

The Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, the Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices.

In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. Investing in such securities may subject the Fund to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.)

Swap Agreements

The Fund may enter into swap transactions, including, but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it invests in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of derivative. Derivatives are further discussed in the sub-sections entitled “Derivatives” and “Risk Factors Involving Derivatives.”

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement that is not cleared through a central counterparty will be accrued daily (offset against any amounts owed to the Fund).

Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps that are not cleared through a central counterparty only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines approved by the Board).

Credit Default Swap Agreements and Similar Instruments

The Fund may enter into credit default swap agreements and similar agreements. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements and similar instruments only with counterparties that are rated investment grade quality by at least one credit rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Subadvisers to be equivalent to such rating. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When acting as a seller of a credit default swap or a similar instrument, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

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Credit Linked Securities

Among the income producing securities in which the Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements

The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

Options on Securities and Securities Indexes

Types of Options

The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.”

Call Options

The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has established cover by segregating liquid instruments on its books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against a decline in the price of the underlying security. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

Put Options

The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return.

Futures

The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange- traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

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The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position. The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

The Fund will be considered “covered” with respect to a call option written on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered “covered” with respect to a put option written on a futures contract if the Fund owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if the Fund segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund’s assets that can be segregated.

Foreign Exchange Transactions

The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling the Fund to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires the Fund to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Straddles of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above. The Fund will not attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to enhance returns. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

Currency Futures

The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See the sub-section entitled “Futures.” Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options

The Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

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Limitations on Currency Hedging

The Fund may use currency hedging instruments to seek to enhance returns. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Fund will only enter into a cross-hedge if the Subadvisers believe that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Risk Factors in Hedging Foreign Currency

Hedging transactions involving Currency Instruments have substantial risks, including correlation risk. While the Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s shares, the NAV of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors Involving Derivatives

Derivatives are volatile and involve significant risks, including:

Counterparty Risk — the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Regulatory Risk — the risk that new regulation of derivatives may make them more costly, may limit their availability, or may otherwise affect their value or performance.

The use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Subadvisers anticipate the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

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Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Equity And Equity-Related Securities

From time to time, the Fund may invest in or hold common stock and other equity and equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. Investments in equity securities incidental to investment in debt securities entail certain risks in addition to those associated with investments in those debt securities. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The equity interests held by the Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity investments, and any gains that the Fund does realize may not be sufficient to contribute materially to the Fund’s investment objective. Equity securities held by the Fund may be illiquid.

Foreign Investments

The Fund may invest in foreign debt and/or equity securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk

Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk

The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk

Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less rigorously than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

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Settlement Risk

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or there is a delay in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or there is a delay in settling a sale of securities, the Fund may lose money if the value of the security then declines or, if there is a contract to sell the security to another party, the Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

Illiquid Or Restricted Securities

To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 of the Act, the Fund may invest without limit in illiquid investments although the Fund does not expect to invest significantly in illiquid securities. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, or in connection with repurchase offers, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund may invest in securities that are not registered (restricted securities) under the Securities Act.

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Investment In Emerging Markets

The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

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Investment In Other Investment Companies

The Fund may invest in other investment companies, including ETFs. In accordance with the Investment Company Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any single investment company.

Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-3, and 12d1-4 promulgated by the SEC under the Investment Company Act and pursuant to the terms and conditions of exemptive orders granted by the SEC to certain ETFs. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in other investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Junk Bonds

Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Subadvisers believe are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

•	Junk bonds are issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer’s economic condition and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

•	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations.

•	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

•	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

•	Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s portfolio securities than in the case of securities trading in a more liquid market.

•	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Money Market Instruments

The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers’ acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

Municipal Bonds and Notes

Municipal bonds and notes are issued by state and local governments and their agencies, authorities and other instrumentalities. Municipal bonds and notes may be general obligation or revenue bonds. General obligation bonds or notes are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Municipal notes also include tax-exempt or municipal commercial paper, which may be issued to meet seasonal working capital needs of a municipality or interim construction financing and may be paid from the general revenues of the municipality or refinanced with long-term debt. Municipal commercial paper may be backed by letters of credit, lines of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

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The Fund may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation for the Fund, the Manager will assess the financial condition of the borrower or obligor, the merits of the project, the level of public support for the project, other credit characteristics of the obligor, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipal securities. Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility. The Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Fund may purchase a warrant to lock in forward supply in an environment in which the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and may have reduced liquidity. The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and standby bond purchase agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and to ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance that this will continue. A higher-than expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured municipal bonds that have been issued and are outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal bonds insured by such insurance company or companies and on the municipal bond markets as a whole. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be re-marketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Preferred Stock

Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock.

“Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Repurchase Agreements

The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund’s repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. The Fund may participate in a joint repurchase agreement account with other investment companies managed by the Manager pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Reverse Repurchase Agreements And Dollar Rolls

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified item and price. See “Repurchase Agreements.”

The Fund may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities sold by the Fund but which the Fund is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

Securities Of Smaller Or Emerging Growth Companies

Investment in debt issued by smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

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While the process of selection and continuous supervision by the Subadvisers do not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.

Short Sales And Short Sales Against-the-Box

The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, the security sold short is borrowed by the Fund and is delivered by the Fund to the broker-dealer through which the Fund made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time. The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed.

Because making short sales in securities not owned by the Fund exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, the Fund will likely underperform similar investment companies that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at a desired price. Although the Fund’s gain is limited to the price at which the Fund sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities.

Sovereign Debt

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Supranational Entities

The Fund may invest in debt securities of supranational entities. Examples of supranational entities include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “shareholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Temporary Defensive Strategy and Short-Term Investments

The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy.

The Fund may invest in money market instruments to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

Variable- and Floating-Rate Securities

Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and money market instruments. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.

The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.

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When-Issued Securities, Delayed Delivery Securities and Forward Commitments

The Fund may purchase or sell securities that the Fund is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

U.S. Government Securities

The Fund may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund’s shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Ginnie Mae, the Farmers Home Administration, the Small Business Administration and securities guaranteed under FDIC’s Temporary Liquidity Guarantee Program (“TLGP”) are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

The Fund may invest in debt securities that are guaranteed under the FDIC’s TLGP. Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012 (or December 31, 2012, depending on when the debt was originally issued). This guarantee does not extend to shares of the Fund itself.

The Fund may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party.

Yankee Obligations

The Fund may invest in U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States (Yankee obligations). Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Tokyo.

Zero Coupon Securities, Pay-In-Kind Securities and Deferred Payment Securities

The Fund may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

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In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund’s exposure to such securities.

Environmental, Social, and Governance (“ESG”) Integration

Although the Fund does not seek to implement a specific ESG, impact or sustainability strategy unless specifically disclosed in its Prospectus, consideration of ESG factors that the Subadvisers deem financially material are embedded in various stages of the Subadvisers’ investment research processes for the Fund. In particular, where the Subadvisers believe an ESG factor or factors are likely to be financially material for an investment position over the relevant investment horizon, it will incorporate consideration of those factors into its overall credit assessment, alongside other relevant credit considerations. However, the ESG factors that the Subadvisers believe to be financially material can vary for each investment depending on the issuer’s activities and unique circumstances and may change over time. Further, ESG factors are not the sole considerations when making investment decisions for the Fund, and may be given more or less weight than other factors in the investment process. In some cases the Subadvisers may conclude that ESG factors are not likely to materially affect the financial value of an investment over its relevant investment horizon, or conclude that it believes that the investment adequately compensates investors for any material ESG risks that are present. The Subadvisers’ ESG integration processes are expected to evolve over time, so it is possible that the ESG factors being considered in the future may be different from those considered today. There can be no guarantee that the Subadvisers will correctly identify and evaluate all relevant ESG factors. It is also possible that the Subadvisers’ opinion of which ESG factors are likely to be financially material for an investment position could differ from those of other investors. Although the Subadvisers consider ESG factors as part of the investment process, there are no specific ESG criteria that must be considered in determining whether to include, maintain or exclude any potential investment for the Fund.

Investments in Subsidiaries

The Fund may make investments in debt instruments and other securities directly or through one or more Subsidiaries. Each Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. The Fund will treat a Subsidiary’s assets as assets of the Fund for purposes of determining compliance with various provisions of the 1940 Act applicable to the Fund, including those relating to investment policies (Section 8), capital structure and leverage (Section 18) and affiliated transactions and custody (Section 17). In addition, PGIM and the Fund’s Board of Trustees will comply with the provisions of Section 15 of the 1940 Act with respect to a Subsidiary’s investment advisory contract.

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TRUSTEES AND OFFICERS

The Fund’s Board of Trustees (the “Board of Trustees” or the “Board” and the members thereof, the “Trustees”) is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the trustees of investment companies by the Investment Company Act and applicable Delaware law. The Board in turn elects the officers, who are responsible for administering the day-to-day operations of the Fund. Information about the Board of Trustees and officers is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act, are referred to as “Independent Trustees.” Trustees who are not deemed to be Independent Trustees are referred to as “Interested Trustees.”

The Fund’s executive officers are elected by the Board to hold office until their respective successors are duly elected and qualify. Unless noted otherwise, the address of all Trustees and officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

Biographical Information of the Board of Trustees. Certain biographical and other information relating to the Trustees of the Fund is set out below.

Independent Trustees

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Morris L. McNair, III 1968 Trustee Portfolios Overseen: 2	Chairman of SG Credit Partners, Inc. (lower middle market lender) (August 2019-Present); Chief Executive Officer of MidMark Financial Group, Inc. (specialty finance business) (February 2019-Present); formerly, Founding Partner of Virgo Investment Group (middle- market opportunistic private equity fund) (2010-2019); formerly, Investment Professional, Silver Point Capital (2007-2009); formerly, Senior Managing Director at CIT (2001- 2007); formerly, Vice President Wachovia’s Corporate Banking Group (1993-2001).	Director, PGIM Private Credit Fund (2022-Present); Director, PGIM Private Real Estate Fund, Inc. (2022-Present); formerly, Director, Lease Corporation of America (2013- 2022); formerly, Director, Stonegate Capital (Co-Chairman) (2017-2019); formerly, Director; AgResource Management/Agrifund (Chairman) (2016-2019); formerly, Director, NOW Account Network Corporation (2014-2019); formerly, Director, HPF Service (Chairman) (2013-2019); formerly, Director, Zippy Shell Incorporated (Chairman) (2015-2018); formerly, Director, Ygrene Energy Fund (2014-2018).	Since September 2023
Mary Lee Schneider 1962 Trustee Portfolios Overseen: 2	Formerly, President & Chief Executive Officer of SG360° (direct marketing communications) (2015-2018); formerly, President & Chief Executive Officer of Follett Corp. (PreK-12 Educational Technology & Services) (2012- 2015); formerly, President, Digital Solutions & Chief Technology Officer for RR Donnelley (communications company for marketing, commercial printing and related services) (1992-2012); formerly, McGraw Hill’s Business Week Magazine (1987-1992); formerly, Time Warner (1985-1987).	Director, PGIM Private Credit Fund (2022-Present); Director, PGIM Private Real Estate Fund, Inc. (2022-Present); Independent Director, Active International (global corporate trade company that leverages assets for multi-platform media) (2019- Present); Independent Director, The Larry H. Miller Company (holding company comprised of real estate, healthcare, sports/entertainment and technology investments) (2015-Present); Independent Director, Penn State University’s Board of Trustees (2015-Present); Independent Director, Mercy Home for Boys & Girls’ Leader Council (since 2014-Present).	Since September 2023
Thomas M. Turpin 1960 Trustee and Chairperson Portfolios Overseen: 2	Formerly, Chief Operating Officer at Heitman LLC (global real estate investment firm) (2013-2018); formerly, Chief Operating Officer and Chief Executive Officer of Old Mutual US Asset Management (institutional and retail asset management business) (2002- 2010); formerly, Managing Director and Chief Administrative Officer of the Institutional, Retail and Defined Contributions Business; Putnam Investments (1993-1999); formerly, Managing Director and Head of Defined Contribution Plans, Putnam (2000-2001); formerly, Trust Accountant, Financial Analyst, Controller of Institutional group; formerly, Manager, Global Cash and Securities Processing Group The Boston Company (now part of BNY Mellon) (1982-1993).	Director, PGIM Private Credit Fund (2022-Present); Director, PGIM Private Real Estate Fund, Inc. (2022-Present); Formerly, Director- Old Mutual Asset Management Trust Co. (2009-2010); formerly, Trustee- Old Mutual Advisors Fund II (2008-2010); formerly, Board Member of numerous investment boutiques majority owned by Old Mutual Asset Management (2004- 2010).	Since September 2023

Interested Trustee

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin 1973 Trustee & Vice President Portfolios Overseen: 100	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	Director, PGIM Private Credit Fund (2022-Present); Director, PGIM Private Real Estate Fund, Inc. (2022- Present);	Since September 2023

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Biographical Information of the Officers of the Fund. Certain biographical and other information relating to the officers of the Fund is set out below.

Fund Officers(a)

Name Year of Birth Fund Position(a)	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Stuart S. Parker 1962 President and Principal Executive Officer	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (since September 2023) of the PGIM Credit Income Fund; President and Principal Executive Officer (since September 2022) of the PGIM Private Credit Fund; President and Principal Executive Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005- December 2011); Investment Company Institute - Board of Governors (since May 2012).	Since September 2023
Scott E. Benjamin 1973 Vice President	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	Since September 2023
Drew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Credit Income Fund, PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since September 2023
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since September 2023
Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010 2018) of Prudential; formerly Director and Corporate Counsel (2006 2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since September 2023
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; AssistantSecretary (since September 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since September 2023
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since September 2023
George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel (since September 2023) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2023) of the PGIM Private Credit Fund; Assistant Secretary (since September 2023) of the PGIM Private Real Estate Fund, Inc.; formerly, Associate General Counsel of Franklin Templeton (2020-2023); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2020-2023); formerly, Managing Director and Associate General Counsel for Legg Mason & Co. (2016-2020).	Since September 2023
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014- September 2018) of Prudential.	Since September 2023
Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel (since May 2023) of Prudential; Assistant Secretary (since September 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2023) of the PGIM Private Credit Fund; Assistant Secretary (since September 2023) of the PGIM Private Real Estate Fund, Inc.; formerly, Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); Examiner at Financial Industry Regulatory Authority (2015-2019).	Since September 2023

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Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since September 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly, Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 - July 2022) of the PGIM Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since September 2023
Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022-July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since September 2023
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since September 2023
Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (Since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund.; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration;, formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since September 2022
Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since September 2023

Explanatory Notes to Tables:

•	Trustees are deemed to be “interested,” as defined in the Investment Company Act, by reason of his or her affiliation with PGIM Investments LLC (“PGIM Investments”) and/or an affiliate of PGIM Investments.

•	Unless noted otherwise, the address of all Trustees and officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	“Other Directorship Held” includes only Directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”), or other investment companies registered under the Investment Company Act.

•	“Portfolios Overseen” includes the Fund and all investment companies managed by PGIM Investments as of [December 31, 2022]. The investment companies for which PGIM Investments serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust (together, the “Fund Complex”).

Compensation of Trustees and Officers. Pursuant to a Management Agreement (as defined below) with the Fund, the Manager pays all compensation of employees and officers of the Fund as well as the fees and expenses of all Interested Trustees.

The Fund pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Independent Trustees who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Trustee may change as a result of the introduction of additional funds on whose board the Trustees may be asked to serve.

The following table sets forth the estimated compensation to be paid by the Fund to the Independent Trustees for service on the Board projected through the end of the Fund’s first full fiscal year, and the board of any other investment company in the Fund Complex for the most recently completed calendar year. Interested Trustees do not receive compensation from funds in the Fund complex and therefore are not shown in the following table.

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Compensation Received by Independent Trustees

Name	Estimated Aggregate Fiscal Year Compensation from Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year(1)(2)

Explanatory Notes to Board Member Compensation Tables

(1)	The table sets forth estimated compensation to be paid during the fiscal year ended [_____].
(2)	Represents compensation from [__] funds within the Fund Complex.

Board Committees. The Board has established two standing committees in connection with Fund governance — the Audit Committee and the Nominating and Governance — and may establish additional committees from time to time, as necessary. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee: The Board has determined that each member of the Audit Committee is an Independent Trustee. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).

The membership of the Audit Committee is set forth below:

Morris L. McNair, III

Mary Lee Schneider

Thomas M. Turpin

Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is an Independent Trustee. The Nominating and Governance Committee Charter will be available on the Fund’s website, when the Fund’s website becomes available.

The membership of the Nominating and Governance Committee is set forth below:

Mary Lee Schneider

Morris L. McNair, III
Thomas M. Turpin

Leadership Structure and Qualifications of Board of Trustees. The Board is responsible for oversight of the business and affairs of the Fund. The Fund has engaged the Manager to manage the business and affairs of the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of four trustees, three of whom are Independent Trustees and one of whom is an Interested Trustee. The Board meets at regularly scheduled meetings four times throughout the year. In addition, trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established two standing committees — Audit and Nominating and Governance — and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an individual who is an Independent Trustee (the “Independent Chair”). The current Independent Chair of the Board is Thomas M. Turpin. As Independent Chair, this Trustee leads the Board in its activities. The Trustees have determined that the Board’s leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the Subadvisers and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through a Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Trustee of other funds, public companies, or non-profit entities or other organizations; or other experiences. Specific details about each Trustee’s professional experience appear in the professional biography tables, above. In addition, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.

Risk Oversight. Investing in general and the operation of a registered closed-end fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the business and affairs of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, the Subadvisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund.

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Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified, or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.

Selection of Trustee Nominees. The Nominating and Governance Committee is responsible for considering nominees for Trustees at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Trustees, and by executive search firms which the Nominating and Governance Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for election as Trustees based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend an individual for nomination should submit his or her recommendation in writing to the Independent Chair of the Board (Thomas M. Turpin) or the Chair of the Nominating and Governance Committee (Mary Lee Schneider), in either case in care of the Fund, at 655 Broad Street, Newark, NJ 07102-4410. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (“Prudential”) (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual for election to the Board, Committee members and other Trustees customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Share Ownership. Information relating to each Trustee’s share ownership in the Fund as of [_____], 2023 and in all other registered funds in the Fund Complex that are overseen by the respective Trustees as of [_____], 2023 is set forth in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
Board Member Share Ownership: Independent Trustees

Board Member Share Ownership: Interested Trustee

Unless noted otherwise herein, none of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Shareholder Communications with Trustees. Shareholders can communicate directly with Trustees by writing to the Independent Chair of the Board, c/o the Fund, 655 Broad Street, Newark, NJ 07102-4410. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Fund, 655 Broad Street, Newark, NJ 07102-4410. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

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MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Manager of the Fund is PGIM Investments, 655 Broad Street, Newark, NJ 07102-4410. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). PGIM Investments and its predecessors have served as manager or administrator to investment companies since 1987. PGIM Investments currently serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Investments registered investment companies. As of September 30, 2023, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as manager and administrator to all of the Prudential U.S. closed-end investment companies. As of September 30, 2023, PGIM Investments had total assets under management of approximately $[____ billion].

Pursuant to a management agreement with the Fund (the “Management Agreement”), PGIM Investments, subject to the supervision of the Fund’s Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PGIM Investments is obligated to keep certain books and records of the Fund. PGIM Investments will review the performance of the Subadvisers and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts. PGIM Investments also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and transfer agent. The management services that PGIM Investments provides to the Fund are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.

Under the Management Agreement, the Manager is entitled to receive a management fee. The Manager has voluntarily agreed to waive its Management Fee for one year from the effective date of the Fund’s registration statement (the “Waiver Period”). Following the Waiver Period, the Manager’s agreement to temporarily waive its Management Fee will terminate and the Manager will receive a Management Fee at an annual rate of 1.10% of the average daily value of the Fund’s total managed assets. The management fee is payable monthly in arrears at an annual rate of 1.10% of the average daily value of the Fund’s total managed assets.

The Management Fee is payable in cash. The Fund could apply for exemptive relief from the SEC in the future that if granted would permit the Fund to pay the Manager all or a portion of its Management Fee in Common Shares in lieu of paying the Manager an equivalent amount of such fees in cash. As a condition of any such exemptive relief, the Manager would have to commit not to sell any such Common Shares received in lieu of a cash payment of its Management Fee for at least 12 months from the date of issuance, except in exceptional circumstances. As of the date of this Prospectus, the Fund has not applied for such exemptive relief.

The Management Agreement continues in effect for a period of two years from its effective date, and, if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a “majority of the outstanding securities” entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of the Board or a majority of the outstanding securities entitled to vote) or by the Manager, upon not more than 60 nor less than 30 days’ written notice by either party to the other which can be waived by the non-terminating party. The Management Agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of the Fund’s shareholders for any act or omission by the Manager in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund’s shareholders and provides for indemnification by the Fund of the Manager, its Trustees, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

Although the professional staff of the Manager will devote as much time to the management of the Fund as the Manager deems appropriate to perform its duties in accordance with the Management Agreement and in accordance with reasonable commercial standards, the professional staff of the Manager may have conflicts in allocating its time and services among the Fund and the Manager’s other investment vehicles and accounts. The Manager has informed the Board that the services of the Manager are not exclusive, and the Manager provides similar services to other clients and may engage in other activities.

In connection with its management of the corporate affairs of the Fund, PGIM Investments bears the following expenses, among others: (i) the salaries and expenses of all of its and the Fund’s personnel, except the fees and expenses of Trustees who are not affiliated persons of PGIM Investments or the Subadvisers; (ii) all expenses incurred by PGIM Investments in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund as described below; (iii) the fees, costs and expenses payable to the Subadvisers pursuant to the Subadvisory Agreement and (iv) the Fund’s offering and organizational expenses (including the sales load), and all expenses incurred in connection with the registration and the offering and issuance of the shares, including the preparation and printing, as necessary, of the Registration Statement, the Fund’s prospectuses for filing under federal and state securities laws in connection with the initial registration of the Common Shares.

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Under the terms of the Management Agreement, the Fund is responsible for the payment of the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund’s assets payable to PGIM Investments; the fees and expenses of Trustees who are not affiliated persons of PGIM Investments or the Subadvisers; the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to PGIM Investments in connection with its obligation of maintaining required records of the Fund and of pricing the Fund’s shares; the charges and expenses of the Fund’s legal counsel and independent auditors; brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions; all taxes and corporate fees payable by the Fund to governmental agencies; the fees of any trade associations of which the Fund may be a member; the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund; the cost of fidelity, Trustees and officers and errors and omissions insurance; subsequent to the completion of the initial public offering of the shares, the fees and expenses involved in maintaining registration of the Fund and of its shares with the SEC and paying any notice filing fees under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; expenses (including registration fees) of issuing, redeeming and repurchasing (including expenses associated with the Fund’s repurchases pursuant to Rule 23c-3 under the 1940 Act); allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and notices to shareholders; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; interest payable on debt and dividends and distributions on preferred shares, as applicable, if any, incurred to finance the Fund’s investments; the cost of office facilities, equipment and certain systems (including, but not limited to application licensing, development and maintenance, data licensing and reporting); the cost incurred to implement and monitor ISDA and other agreements governing the Fund’s financing or borrowing facilities; expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund; all other expenses incurred by the Fund in connection with administering the Fund’s business; and such non-recurring or extraordinary expenses as may arise.

The Manager will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of the Fund’s other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.

Pursuant to an Expense Limitation and Reimbursement Agreement, for three years from effectiveness of the Fund’s registration statement (the “ELRA Period”), the Manager has contractually agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed 0.50% of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. This arrangement cannot be terminated without the consent of the Fund’s Board prior to the end of the ELRA Period. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs (other than Initial Organization and Offering Costs, which will be paid directly by PGIM and its affiliates), with the exception of (i) the Management Fee, (ii) the Distribution and Servicing Fee, (iii) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (iv) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Manager).

The Subadvisers

PGIM, Inc. (“PGIM”), together with PGIM Limited (together with PGIM, the “Subadvisers”), an indirect wholly-owned subsidiary of PGIM, will serve as investment subadvisers to provide day-to-day management of the Fund’s portfolio, primarily through PGIM Fixed Income, a business unit within PGIM. PGIM is an indirect, wholly-owned subsidiary of Prudential that was organized in 1984. PGIM is the global asset management business of Prudential Financial, Inc. (NYSE:PRU). The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM. PGIM will provide day-to-day management of the Fund’s portfolio primarily through PGIM Fixed Income, although the Manager is permitted to allocate management of portions of the Fund’s portfolio to any of the business units within PGIM. As of September 30, 2023, PGIM managed approximately $[__ trillion] in assets.

The Subadvisory Agreement provides that the Subadvisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Subadvisers, subject to the supervision of PGIM Investments, are responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies. The Subadvisers determine the securities and other instruments that are purchased and sold for the Fund and are responsible for obtaining and evaluating financial data relevant to the Fund. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadvisers’ performance of such services. The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PGIM Investments, or the Subadvisers upon not more than 60 days’, nor less than 30 days’, written notice. The Subadvisory Agreement provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

PGIM Fixed Income’s investment strategies include but are not limited to the following categories: multi-sector strategies, investment-grade credit, securitized products, leveraged finance, emerging markets strategies and alternative strategies. PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.

PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of September 30, 2023, PGIM Limited managed approximately $[___] billion in assets. PGIM Fixed Income’s assets under management includes the assets under management of PGIM Limited. [ ]

PGIM will receive an annual subadvisory fee, payable monthly, from PGIM Investments in an amount equal to 0.66% of the average daily value of the Fund’s total managed assets. No subadvisory fees will be paid by the Fund directly to PGIM. PGIM will pay a portion of its subadvisory fee to PGIM Limited for its services.

The basis for the Board’s initial approval of the Management Agreement and Subadvisory Agreement will be provided in the Fund’s initial report to shareholders. The basis for subsequent continuations of the Management Agreement and Subadvisory Agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

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Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of August 31, 2023: (i) the other registered investment companies, pooled investment vehicles and other accounts managed by an investment committee (or equivalent body) on which the corresponding portfolio manager serves and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and (iii) the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	145	$206,081,868,678	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	124	$85,655,575,602	3	$324,641,887
Other Accounts	468	$147,116,114,177	18	$1,460,753,688

Portfolio Manager Compensation

The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Fixed Income is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

PGIM Limited has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (“IFPR”) and governs the remuneration of PGIM Limited staff and “material risk takers” of PGIM Limited including those that are based outside the United Kingdom.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

•	business initiatives;
•	the number of investment professionals receiving a bonus and related peer group compensation;
•	financial metrics of the business relative to those of appropriate peer groups; and
•	investment performance of portfolios: relative to appropriate peer groups; and/or as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based (as applicable) on the performance of either a composite of particular alternative investment strategies or a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The head of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.

Securities Ownership of Portfolio Managers

The Fund is a newly-organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned any securities issued by the Fund.

Conflicts of Interest

Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

-         elimination of the conflict;

-         disclosure of the conflict; or

-         management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

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Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

•	Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
•	Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income has an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.
•	Larger accounts/higher fee strategies - larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).
•	Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.
•	Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades in securities of the same kind or class in one direction for an account and in the opposite direction for another account, or it determines not to trade securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.
•	Investment at different levels of an issuer’s capital structure— There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invest client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.

When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing (or similar) conflicts of interest will be resolved or managed on a case-by-case basis (including, where determined to be required, by escalating matters to, and seeking direction and guidance from, senior management). Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.

•	Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.
•	Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa. Furthermore, a non-discretionary/limited discretion client may not be able to participate in trades if there is a delay in receiving such client’s consent. In some cases, when such a client requests additional information prior to giving its consent, PGIM Fixed Income is prohibited from sharing information because, for example, the information is non-public.

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How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

•	Each quarter, the head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the head of PGIM Fixed Income and the strategy’s portfolio management team review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by one or both of the co-chief investment officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

•	In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation policy. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: number of new issues allocated in the strategy; size of new issue allocations to each portfolio in the strategy; profitability of new issue transactions; portfolio turnover; and metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

•	PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As a business unit of PGIM, Inc., an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

•	Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or subadvises for one or more affiliates. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.

•	Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income also has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.

•	Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.

•	The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

•	In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

•	PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

•	Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.

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Conflicts Related to Financial Interests and the Financial Interests of Affiliates

Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

•	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

•	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.

•	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.

•	PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts. For example:

•	Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.

•	To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.

•	Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.

•	In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.

Conflicts Arising Out of Legal and Regulatory Restrictions.

•	At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.

•	In certain instances, PGIM Fixed Income’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its voluntary or involuntary receipt of material, non-public information, various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to invest in, divest securities of or share investment analyses regarding companies for which it possesses material, non-public information, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.

•	PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive material, non-public information about certain borrowers for its clients that invest in bank loans, which has restricted its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.

•	PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.

Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.

PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.

Other interactions PGIM Fixed Income has with investment consultants include the following:

•	it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
•	it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
•	it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
•	it sometimes pays for the opportunity to participate in conferences organized by investment consultants.

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PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.

A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.

Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain or maintain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Valuation and Fees. When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, unless otherwise instructed by clients, fees are calculated from custodian and/or administrator pricing and not our internal valuations.

Conflicts Related to Securities Lending and Reverse Repurchase Fees. When PGIM Fixed Income manages a client account and also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. PGIM Fixed Income could, therefore, be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services, PGIM Fixed Income may be incented to select the less costly alternative to increase its revenues.

Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. Further, for certain PGIM Fixed Income investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, the head of PGIM Fixed Income reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by one or both of our co-chief investment officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Employee/Investment Professional Trading. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, PGIM Investments is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain what are believed to be the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Many of the Fund’s investments in real estate will not be investments in securities.

28

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and other similar services) to PGIM Investments and/or the Subadvisers may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by PGIM Investments and/or the Subadvisers and the expenses of PGIM Investments and/or the Subadvisers will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by PGIM Investments and/or the Subadvisers in servicing all of its accounts and such research might not be used by PGIM Investments and/or the Subadvisers in connection with the Fund.

Under the Investment Company Act, any affiliated person or promoter of or principal underwriter for the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Because transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund will not serve as the Fund’s dealer in such transactions and the underwriters will not serve as the Fund’s dealer in such transactions until permitted by applicable law. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which an affiliate is a member or in a private placement in which an affiliate serves as placement agent except pursuant to procedures adopted by the Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions; (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions; and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii).

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of PGIM Investments and/or the Subadvisers or their affiliates. Because of different investment objective or other factors, a particular security may be bought for one or more clients of PGIM Investments and/or the Subadvisers or their affiliates when one or more clients of PGIM Investments and/or the Subadvisers or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which PGIM Investments and/or the Subadvisers or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Subadvisers or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

29

CODE OF ETHICS

The Board, including a majority of the Independent Trustees, has adopted the code of ethics of the Fund pursuant to Rule 17j-1 under the Investment Company Act, and has also approved the Manager’s, Subadvisers’ and PIMS’s codes of ethics, which were adopted by each of them in accordance with Rule 17j-1 under the Investment Company Act and, in the case of the Manager and the Subadvisers, Rule 204A-1 under the Investment Advisers Act of 1940 as amended. These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

The codes of ethics are available on the Edgar Database on the SEC’s website, http://www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Manager is authorized by the Fund to delegate, in whole or in part, its proxy voting authority to the Subadvisers or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to PGIM Fixed Income the responsibility for voting proxies. PGIM Fixed Income is expected to identify and seek to obtain the optimal benefit for the Fund, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of PGIM Fixed Income or its affiliates. The Manager and the Board expect that PGIM Fixed Income will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved.

In addition, the Manager expects that PGIM Fixed Income will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ending September 30 will be available without charge on the Fund’s website, when available, at www.pgim.com and on the SEC’s website at www.sec.gov.

A summary of the proxy voting policies of the Subadvisers is attached as Appendix A.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company, provided the initial capitalization of the Fund. PGIM Strategic Investments, Inc., a Delaware corporation and subsidiary of Prudential, owns 100% of the value of the outstanding interests in the Fund as of the date of this Prospectus. The address for PGIM Strategic Investments, Inc. is 655 Broad Street, Newark, NJ 07102-4410. As of the date of this Prospectus. For so long as PGIM Strategic Investments, Inc. has a greater than 25% interest in the Fund, will be deemed be a “control person” of the Fund for purposes of the Investment Company Act. However, it is anticipated that once the Fund commences the offering of Common Shares, PGIM Strategic Investments, Inc.’s control will be diluted until such time as it is no longer deemed a control person of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[_____], an independent registered public accounting firm, provides auditing and limited tax services to the Fund and is located at [________].

CUSTODIAN

The Bank of New York Mellon serves as custodian for the Fund’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any non-U.S. assets held outside the United States.

DIVIDEND PAYING AGENT

Prudential Mutual Fund Services LLC (“PMFS”) serves as the dividend paying agent of the Fund. The principal business address of PMFS is 665 Broad Street, Newark, New Jersey 07102.

TRANSFER AGENT AND REGISTRAR

PMFS serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of the Manager. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions.

The Bank of New York Mellon serves as sub-transfer agent to the Fund. [_] has contracted with [_] to provide certain administrative functions to [_]. [_] will compensate [_] for such services.

30

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. You may obtain the complete Registration Statement from the SEC’s website at http://www.sec.gov. To obtain annual and semi-annual shareholder reports electronically (when available), please visit the Fund’s website, when available, at www.pgim.com, which will also provide a link to the SEC’s website, or call (800) 451-6788 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund.

Statements contained in the Fund’s prospectus and SAI as to the contents of any material contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such material contract or other document required by SEC rules to be filed as an exhibit to the Registration Statement of which this SAI forms a part, each such statement being qualified in all respects by such reference.

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APPENDIX A: PROXY VOTING POLICIES OF THE SUBADVISER

PGIM, INC.

The policy of each of PGIM’s asset management units is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PGIM or its asset management units.

Because the various asset management units manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

Relevant members of management and regulatory personnel oversee the proxy voting process and monitor potential conflicts of interest. In addition, should the need arise, senior members of management, as advised by Compliance and Law, are authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

VOTING APPROACH OF PGIM FIXED INCOME

PGIM Fixed Income is a business unit of PGIM. PGIM Fixed Income’s policy is to vote proxies in the best interests of its clients. In the case of pooled accounts, the policy is to vote proxies in the best interests of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best interests of its clients through the shareholder or debt-holder voting process.

PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best interests of its clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.

Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.

A-1

PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits.

Part A None

Part B Financial Statements(6)

Exhibits
(a)(1)	Certificate of Trust(2)
(a)(2)	Amended and Restated Agreement and Declaration of Trust(1)
(b)	Bylaws(1)
(c)	Not Applicable
(d)	Not Applicable
(e)	Form of Distribution Reinvestment Plan(1)
(f)	Not Applicable
(g)(1)	Form of Management Agreement between the Registrant and the Manager(1)
(g)(2)	Form of Subadvisory Agreement between the Manager, PGIM, Inc. and PGIM Limited(6)
(h)(1)	Form of Distribution Agreement between the Registrant and the Distributor(6)
(h)(2)	Form of Dealer Agreement(6)
(h)(3)	Distribution and Servicing Plan(1)
(i)	Not Applicable
(j)(1)	Custody Agreement(3)
(j)(2)	Amendment to Custody Agreement(1)
(k)(1)	Transfer Agency Agreement(4)
(k)(2)	Amendment to Transfer Agency Agreement(1)
(k)(3)	Administration Agreement(5)
(k)(4)	Amendment to Administration Agreement(1)
(k)(5)	Form of Expense Limitation and Reimbursement Agreement(6)
(l)	Opinion and Consent of Counsel(6)
(m)	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm(6)
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)(1)	Code of Ethics of the Registrant(6)
(r)(2)	Code of Ethics of the Manager(6)
(r)(3)	Code of Ethics of the Distributor(6)
(s)	Not Applicable
(t)	Power of Attorney(1)

(1)	Filed herewith.
(2)	Previously filed as an exhibit to the Registration Statement on Form N-2 (File No. 333-274044), filed on August 17, 2023 and incorporated herein by reference.
(3)	Incorporated by reference to the Strategic Partners Opportunity Funds Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on April 30, 2003 (File No. 333-95849).
(4)	Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).
(5)	Incorporated by reference to Prudential Investment Portfolios, Inc. 14 Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A filed via EDGAR on April 27, 2022 (File No. 002-82976).
(6)	To be filed by amendment.

Item 26: Marketing Arrangements.

To be provided by amendment.

Item 27: Other Expenses of Issuance and Distribution.

Securities and Exchange Commission Registration Fees	$	*
	$	*
Financial Industry Regulatory Authority, Inc. Fees	$	*
Printing and Engraving Fees	$	*
Legal Fees	$	*
Audit Fees	$	*
Miscellaneous Expenses	$	*
Total	$	*

*To be furnished by amendment.

Item 28: Persons Controlled by or Under Common Control with Registrant.

None.

Item 29: Number of Holders of Securities.

The following table shows the number of holders of securities of the Registrant as of [____], 2023.

Title of Class	Number of Record Holders
Class Z Shares
Class A Shares
Class C Shares

Item 30: Indemnification.

[______]

Item 31: Business and Other Connections of Manager and Sub-Adviser.

To be provided by amendment.

Item 32: Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, PGIM Credit Income Fund, 655 Broad Street, Newark, NJ 07102;

(2)	the Transfer Agent, Prudential Mutual Fund Services LLC, 655 Broad Street, Newark, NJ 07102;

(3)	the Custodian, The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286;

(4)	the Manager, PGIM Investments LLC, 655 Broad Street, Newark, NJ 07102;

(5)	the Subadviser, PGIM Inc., 655 Broad Street, Newark, NJ 07102; and

(6)	the Subadviser, PGIM Limited, 655 Broad Street, Newark, NJ 07102.

Item 33: Management Services.

Not applicable.

Item 34: Undertakings.

1.     Not applicable.

2.     Not applicable.

3.     The Registrant undertakes:

a. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

i. to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii. to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

iii. to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b. that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. that, for the purpose of determining liability under the Securities Act to any purchaser:

i. Not applicable;

2

ii. if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e. that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i. any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

ii. free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

iii. the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv. any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of New Jersey on the 30th day of October, 2023.

PGIM CREDIT INCOME FUND

By:	/s/ Stuart S. Parker*
Name:	Stuart S. Parker
Title:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Morris L. McNair, III*	Trustee	October 30, 2023
Morris L. McNair, III

/s/ Mary Lee Schneider*	Trustee	October 30, 2023
Mary Lee Schneider

/s/ Thomas M. Turpin*	Chairperson and Trustee	October 30, 2023
Thomas M. Turpin

/s/ Scott Benjamin*	Trustee	October 30, 2023
Scott Benjamin

/s/ Stuart S. Parker*	President, Principal Executive Officer	October 30, 2023
Stuart S. Parker

/s/ Christian J. Kelly*	Principal Financial Officer	October 30, 2023
Christian J. Kelly

/s/ Russ Shupak*	Treasurer and Principal Accounting Officer	October 30, 2023
Russ Shupak

*By:	/s/ George Hoyt
George Hoyt
As Agent or Attorney-in-Fact
October 30, 2023

The original powers of attorney authorizing Andrew French, Claudia DiGiacomo, Melissa Gonzalez, Patrick McGuinness, Debra Rubano, George Hoyt and Devan Goolsby to execute the Registration Statement, and any amendments thereto, for the trustees and officers of the Registrant on whose behalf this registration statement is filed, have been executed and are incorporated by reference herein to Item 25, Exhibit (t).

EXHIBIT INDEX

(a)(2)	Amended and Restated Agreement and Declaration of Trust
(b)	Bylaws
(e)	Form of Distribution Reinvestment Plan
(g)(1)	Form of Management Agreement between the Registrant and the Manager
(h)(3)	Distribution and Servicing Plan
(j)(2)	Amendment to Custody Agreement
(k)(2)	Amendment to Transfer Agency Agreement
(k)(4)	Amendment to Administration Agreement
(t)	Power of Attorney